SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Exhibit 10.3

GAS GATHERING, COMPRESSION, PROCESSING

AND GAS LIFT AGREEMENT

BY AND AMONG

OASIS PETROLEUM NORTH AMERICA LLC,

OASIS PETROLEUM MARKETING LLC,

OASIS MIDSTREAM SERVICES LLC,

AND

OASIS MIDSTREAM PARTNERS LP

DATED AS OF

[            ], 2017

WILD BASIN

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

i

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBITS

Exhibit A	Dedicated Acreage
Exhibit B	Facilities
Exhibit C	Delivery Points
Exhibit D	Excluded Wells
Exhibit E	Form of Right of Way Agreement
Exhibit F	Reserved
Exhibit G	Form of Memorandum of Agreement
Exhibit H	Form of Monthly Statement
Exhibit I	NGL Specifications
Exhibit J	Standard Meter Facilities
Exhibit K	Fees
Exhibit L	Gatherer Provisions

iii

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

GAS GATHERING, COMPRESSION, PROCESSING AND GAS LIFT AGREEMENT

This Gas Gathering, Compression, Processing and Gas Lift Agreement (this “Agreement”), dated as of [            ], 2017 (the “Effective Date”), is by and among OASIS PETROLEUM NORTH AMERICA LLC, a Delaware limited liability company (“Producer”), OASIS PETROLEUM MARKETING LLC, a Delaware limited liability company (“Shipper”), OASIS MIDSTREAM SERVICES LLC, a Delaware limited liability company (“OMS”), and OASIS MIDSTREAM PARTNERS LP (“MLP”, and collectively with OMS, “Gatherer”). Producer, Shipper and Gatherer may be referred to herein individually as a “Party” or collectively as the “Parties.”

RECITALS

A. Producer owns Interests and intends to produce Gas from Wells on the Dedicated Acreage.

B. Shipper has contracted with Producer to purchase Gas produced by Producer from Wells on the Dedicated Acreage, which Gas will be purchased at the Receipt Points.

C. Gatherer owns the Gathering System, which gathers Gas from certain Wells of Producer. Gatherer anticipates the further build out and expansion of the Gathering System to connect additional Wells of Producer.

D. Gatherer also owns the Processing Plant, which is connected to the Gathering System.

E. Shipper desires to contract with Gatherer to provide the Services on the Gathering System, at the Processing Plant and on the Gas Lift Gas System with respect to Dedicated Gas, including (i) compressing Dedicated Gas at the System Compression Stations, (ii) processing Dedicated Gas, (iii) redelivering Residue Gas and NGLs to Shipper and (iv) redelivering Gas Lift Gas to Shipper, and Gatherer desires to provide the Services to Shipper, in each case in accordance with the terms and conditions of this Agreement.

F. In consideration of Shipper’s obligations to purchase Gas from Producer and to redeliver Gas Lift Gas to Producer, Producer has agreed (i) to dedicate and commit Dedicated Gas under this Agreement, (ii) to provide to Gatherer the Development Plans to permit Gatherer to plan and expand the Gathering System to connect additional Wells of Producer, and (iii) to perform certain other obligations under this Agreement, in each case in accordance with the terms and conditions of this Agreement.

NOW THEREFORE, in consideration of the premises and mutual covenants set forth in this Agreement, the Parties agree as follows:

ARTICLE 1

DEFINITIONS

Capitalized terms used, but not otherwise defined, in this Agreement shall have the respective meanings given to such terms set forth below:

Additional Processing Plant. As defined in Section 3.4(b).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Affiliate. Any Person that, directly or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with another Person. Affiliated shall have the correlative meaning. Notwithstanding the foregoing, for purposes of this Agreement, Gatherer and its subsidiaries shall not be Affiliates of Producer or Shipper and or their respective other subsidiaries, and neither Shipper nor Producer nor any of their respective subsidiaries shall be Affiliates of Gatherer and its other subsidiaries.

Agreed Formation. The Bakken/Three Forks formation and any other formation the Gas from which the Parties agree will be subject to dedication hereunder.

Agreement. As defined in the preamble hereof.

Applicable Law. Any law (including any Environmental Law), rule, regulation, ordinance, code, order, writ, judgment, decree or rule of common law or any judicial or administrative interpretation thereof or other legal or regulatory determination by a Governmental Authority of competent jurisdiction.

BTU. The amount of heat required to raise the temperature of one pound of pure water from 58.5 degrees Fahrenheit to 59.5 degrees Fahrenheit at a constant pressure of 14.73 psia.

Business Day. Any calendar Day on which commercial banks in Houston, Texas are open for business.

Bypass Gas. Gas delivered by Shipper or by a third party to the Plant Receipt Point that is bypassed around the Processing Plant and is therefore not processed.

CDP. A central delivery point at which Producer aggregates volumes of Gas produced from one or more Wells that will be connected to the Gathering System in accordance with this Agreement, including the Planned CDPs.

Completion Deadline. As defined in Section 3.3(b).

Compression Fee. As defined on Exhibit K.

Condensate. Gas that condenses in the Facilities at ambient temperatures and is recovered from the Facilities as a hydrocarbon liquid.

Confidential Information. As defined in Section 18.6(a).

Conflicting Dedication. Any gathering agreement or other commitment or arrangement that would require Dedicated Gas to be gathered and/or compressed on any gathering system other than the Gathering System, processed in any processing plant other than the Processing Plant or used to perform gas lift operations on any system other than the Gas Lift Gas System.

Connection Notice. As defined in Section 3.3(b).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Contract Year. Each of (a) the Effective Date through December 31, 2017, (b) the period from January 1, 2018 through December 31, 2018 and (c) each period of twelve consecutive Months thereafter.

Control. Possessing the power to direct or cause the direction of the management and policies of a Person, whether through ownership, by contract, or otherwise. Notwithstanding the foregoing, any Person shall be deemed to control any specified Person if such Person owns 50% or more of the voting securities of the specified Person, or if the specified Person owns 50% or more of the voting securities of such Person, or if 50% or more of the voting securities of the specified Person and such Person are under common control. Controlled and Controls shall have correlative meanings.

Cubic Foot. The volume of Gas in one cubic foot of space at a standard pressure and temperature base of 14.73 psia and 60 degrees Fahrenheit, respectively.

Day. A period commencing at 9:00 a.m., Central Standard Time, on a calendar day and ending at 9:00 a.m., Central Standard Time, on the next succeeding calendar day. Daily shall have the correlative meaning.

Dedicated Acreage. The area identified on Exhibit A.

Dedicated Gas. All Gas produced on or after the Effective Date (except for the Gas produced from the Excluded Wells) that Producer has the right to control and deliver for gathering and processing and that is attributable to any Dedicated Property and is produced through a Well from an Agreed Formation.

Dedicated Properties. All Interests now owned or hereafter acquired by Producer and located wholly within the Dedicated Acreage.

Delivery Point. Each of the Gathering System Delivery Points and the Plant Delivery Points.

Design Recoveries. As defined in Section 3.4(a).

DevCos. Bighorn DevCo LLC, a Delaware limited liability company, Bobcat DevCo LLC, a Delaware limited liability company, and any other Affiliate of OMS or MLP that directly owns assets utilized in the performance of the Services.

Development Plan. As defined in Section 3.2(a).

Downstream Pipeline. Any Gas or NGL pipeline or any facilities of any end-user or local distribution company, in each case downstream of the Gathering System or the Processing Plant, into which Gas or NGLs are delivered by or for the account of Shipper from the Gathering System or the Processing Plant.

DSU. With respect to each Well or planned Well, the actual spacing unit for such Well determined by the North Dakota Industrial Commission or, if no such determination has been made at the relevant time, an area of 1280 acres around such Well or planned Well within which the well bore for such Well is or is expected to be open.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Easement Notice. As defined in Section 3.9(b).

Effective Date. As defined in the preamble of this Agreement.

Emissions Charges. As defined in Section 10.5.

Environmental Laws. All Applicable Laws pertaining to the presence or release of environmental contaminants (including any Hazardous Materials), or relating to natural resources (including any protected species) or the environment (including the air, water, surface or subsurface of the ground) as same are in effect at any time and including the Comprehensive Environmental Response, Compensation and Liability Act (“CERCLA”), as amended by Superfund Amendments and Reauthorization Act (“SARA”), 42 U.S.C. §§ 9601 et seq.; Resource Conservation and Recovery Act (“RCRA”), as amended by the Solid Waste Disposal Act (“SWDA”), 42 U.S.C. §§6901 et seq.; Federal Water Pollution Control Act (“FWPCA”), as amended by the Clean Water Act (“CWA”), 33 U.S.C. §§ 1251 et seq.; Safe Drinking Water Act, 42 U.S.C. §§ 300f et seq.; Clean Air Act (“CAA”), 42 U.S.C., §§ 7401 et seq.; and Toxic Substances Control Act (“TSCA”), 15 U.S.C., §§ 2601 et seq., as each are amended from time to time, and any similar state or local enactments by Governmental Authorities.

Excluded Wells. The Wells listed on Exhibit D.

Facilities. Collectively, the Gathering System, the Gas Lift Gas System, and the Processing Plant.

Facilities Plan. As defined in Section 3.2(b).

Fees. As defined in Section 5.1.

Firm Capacity Gas. Gas that is accorded the highest priority for the Facilities with respect to all capacity allocations, interruptions or curtailments, specifically including (a) Dedicated Gas produced from the Wells delivered from the Receipt Points, (b) Gas delivered to the Gathering System or the Processing Plant from any Person for which Gatherer is contractually obligated to provide the highest priority and (c) Gas Lift Gas delivered on the Gas Lift Gas System.

FL&U. As defined in Section 6.3.

Force Majeure. As defined in Section 14.2.

Fuel. Gas and electric power used in the operation of the Facilities, including fuel consumed in System Compressor Stations and dehydration facilities.

Fuel Gas Line. Gatherer’s pipeline delivering Residue Gas from the Processing Plant to the System Compressor Stations for use as Fuel and as Residue Gas Lift Gas.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Gallon. One U.S. gallon, which is equal to 231 cubic inches.

Gas. Any mixture of gaseous hydrocarbons, consisting essentially of methane and heavier hydrocarbons and inert and noncombustible gases, that is extracted from beneath the surface of the earth.

Gas Lift Delivery Point. Each point at which Gatherer will redeliver Regional Gas Lift Gas or Residue Gas Lift Gas (as applicable) at the point of interconnection of a Gas Lift Lateral and Producer’s gas lift equipment at a CDP.

Gas Lift Fee. As defined on Exhibit K.

Gas Lift Gas. Regional Gas Lift Gas and Residue Gas Lift Gas.

Gas Lift Gas System. The planned Gas Lift Gas system described on Exhibit B, as such system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Gas Lift Gas lateral pipelines, interconnections between such lateral pipelines and the Gathering System, the Processing Plant and/or Residue Gas pipelines, Gas Lift Gas compression equipment, Gas Lift Delivery Points (including all interconnection facilities), Gas Measurement Facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

Gas Lift Lateral. Each lateral pipeline transporting Gas from the Gathering System, the Processing Plant or a Residue Gas line to a Lift Delivery Point.

Gas Quality Specifications. As defined in Section 10.1.

Gatherer. As defined in the preamble of this Agreement.

Gathering Fee. As defined on Exhibit K.

Gathering System. The existing and planned gathering system described on Exhibit B, together with any additional System Segments constructed after the Effective Date, as such gathering system is expanded after the Effective Date, including, in each case, to the extent now in existence or constructed or installed in the future, Gas gathering pipelines (including High Pressure gathering pipelines), System Compressor Stations, Receipt Points, Gathering System Delivery Points (including all interconnection facilities), Gas Measurement Facilities, Condensate handling facilities, pig receiving facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities upstream of the Delivery Points.

Gathering System Delivery Points. Each of the Upstream Delivery Points and Gas Lift Delivery Points.

Gross Heating Value. The number of BTUs produced by the complete combustion in air, at a constant pressure, of one Cubic Foot of Gas when the products of combustion are cooled to the initial temperature of the Gas and air and all water formed by combustion is condensed to the liquid state.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Governmental Authority. Any federal, state, local, municipal, tribal or other government; any governmental, regulatory or administrative agency, commission, body or other authority exercising or entitled to exercise any administrative, executive, judicial, legislative, regulatory or taxing authority or power; and any court or governmental tribunal, including any tribal authority having or asserting jurisdiction.

Hazardous Materials. Collectively, (a) materials defined as “hazardous substances” in CERCLA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (b) materials defined as “hazardous wastes” in RCRA, or any successor statute, unless such term has been given broader meaning by Applicable Law with respect to the Services or the Parties (including Governmental Authorities establishing common law liability), in which case such broader meaning shall apply; (c) petroleum or petroleum product; (d) any polychlorinated biphenyl and (e) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance, including naturally occurring radioactive material, regulated under or within the meaning of any applicable Environmental Law.

High Pressure. Pipelines gathering Gas that has been compressed at the System Compressor Stations, including pipelines from the discharge of any System Compressor Station to the relevant Delivery Point.

Ideal Gas Laws. The thermodynamic laws applying to perfect gases.

Imbalance. As defined in Section 9.3.

Index Price. Inside FERC Gas Market Report (NNG Ventura Natural Gas) less the applicable transportation from the Processing Plant and the actual costs associated with all such transportation as expressed in $/MMBTU. If such index is not available, an index price determined by Shipper and Gatherer based on where such Gas production is being sold, or, if no appropriate index is available, a price based on a netback calculation determined by Shipper and reasonably acceptable to Gatherer.

Inferior Liquids. Mixed crude oil, slop oil, salt water, nuisance liquids and other liquids recovered by Gatherer in the Gathering System and/or the Processing Plant.

Initial Plant. As defined in Section 3.4(a).

Interests. Oil and gas leasehold interests and oil and gas mineral fee interests, including working interests, overriding royalty interests, net profits interests, carried interests, and similar rights and interests.

Interruptible Gas. Gas that is accorded a lower priority on the Gathering System and/or at the Processing Plant with respect to capacity allocations, interruptions or curtailments as compared to Firm Capacity Gas.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Lost and Unaccounted For Gas. Gas received into the Gathering System that is released or lost through piping, equipment, operations or measurement losses or inaccuracies or that is vented, flared or lost in connection with the operation of the Facilities.

Maintenance. As defined in Section 7.2.

MAP. As defined in Section 8.1(b).

MAP Fee. As defined on Exhibit K.

Maximum DSU Volume. [***] MCF per Day.

MCF. 1,000 Cubic Feet.

Measurement Facilities. Facilities or equipment used to measure the volume of Gas or NGLs, which may include meter tubes, isolation valves, recording devices, communication equipment, buildings and barriers.

MLP. As defined in the preamble of this Agreement.

Month. A period commencing at 9:00 a.m., Central Standard Time, on the first Day of a calendar month and extending until 9:00 a.m., Central Standard Time, on the first Day of the next succeeding calendar month. Monthly shall have the correlative meaning.

MMBTU. 1,000,000 BTUs.

MMCF. 1,000,000 Cubic Feet.

New Well. Any Well spud after the Effective Date.

NGL Delivery Point. Each point at which Gatherer will redeliver NGLs to or for the account of Shipper, which shall be the point of interconnection of the Processing Plant with the facilities of the applicable Downstream Pipeline or NGL Truck Loading Facility, including those points more particularly described on Exhibit C.

NGL Shrink. As defined in Section 6.3.

NGL Truck Loading Facility. The point at which Gatherer will redeliver NGLs to or for the account of Shipper into trucks at the Processing Plant(s).

NGLs. Natural gas liquids extracted and recovered from Gas after processing in the Processing Plant and any Condensate or Inferior Liquids recovered from Gas in the Gathering System or the Processing Plant prior to or during processing.

OMS. As defined in the preamble of this Agreement.

Parties. As defined in the preamble of this Agreement.

Party. As defined in the preamble of this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Permit. Any permit, license (including seismic or geophysical licenses, where applicable), certification, concession, approval, consent, ratification, waiver, authorization, clearance, confirmation, exemption, franchise, designation, variance, qualification or accreditation issued, granted, given or otherwise made available by or under any Governmental Authority or pursuant to any Applicable Law.

Person. An individual, a corporation, a partnership, a limited partnership, a limited liability company, an association, a joint venture, a trust, an unincorporated organization, or any other entity or organization, including a Governmental Authority.

Planned CDP. As defined in Section 3.3(b).

Plant Delivery Point. Each of the Residue Delivery Points and the NGL Delivery Points.

Plant Receipt Point. The point or points at which Gas first enters the Processing Plant from the Gathering System.

Plant Site. The site at which the Processing Plant will be constructed, located in Section 35 of T151N R98W, McKenzie County, North Dakota.

Processing Fee. As defined on Exhibit K.

Processing Plant(s). The Gas processing facilities located at the Plant Site, together with any additional processing plants and related facilities constructed and installed at the Plant Site after the Effective Date, in each case owned by Gatherer through one or more DevCos, as such processing facilities are expanded after the Effective Date, including, to the extent installed, refrigeration and chilling equipment, absorption vessels, associated condensing, heating, compressing, pumping, conveying, dehydration and other equipment, instrumentation, and recompression and refrigeration compression facilities, and all related structures; the Residue Gas pipelines to the Residue Delivery Points and the associated interconnections; the NGL pipelines to the NGL Delivery Points and the associated interconnections; NGL truck loading facilities; and all easements, rights of way, and other property rights on which any of the foregoing facilities are located; in each case wherever located as shown on Exhibit B. For the avoidance of doubt, “Processing Plant(s)” includes the Initial Plant and the Additional Processing Plant.

Producer. As defined in the preamble of this Agreement.

Producer’s GHG Emissions. As defined in Section 10.5.

psia. Pounds per square inch, absolute.

psig. Pounds per square inch, gauge.

Reasonable and Prudent Operator. A Person using reasonable efforts to perform its obligations under this Agreement exercising the degree of skill, diligence, prudence and foresight that would reasonably and ordinarily be expected from a skilled and experienced operator complying with all Applicable Laws and engaged in the same type of undertaking under the same or similar circumstances.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Receipt Point. The inlet valve at the Measurement Facilities located at or nearby or assigned to (a) a CDP where one or more Wells are connected to the Gathering System or (b) the Stabilizer Interconnection.

Regional Gas Lift Gas. Unprocessed Gas redelivered at the Gas Lift Delivery Points for use by Producer for artificial lift in the Wells.

Residue Delivery Point. Each point at which Gatherer will redeliver Residue Gas to or for the account of Shipper, which shall be the point of interconnection of the Residue Gas lines from the Processing Plant to the facilities of a Downstream Pipeline, including those points more particularly described on Exhibit C. Residue Delivery Point does not include the Gas Lift Delivery Points.

Residue Gas. The portion of the Gas delivered to the Plant Receipt Point remaining after (a) processing at the Processing Plant (if processed) and (b) the reduction for FL&U. Residue Gas shall include Bypass Gas.

Residue Gas Lift Gas. Residue Gas redelivered at the Gas Lift Delivery Points for use by Producer for artificial lift in the Wells.

Services. As defined in Section 3.1.

Shipper. As defined in the preamble of this Agreement.

Shipper’s GHG Emissions. As defined in Section 10.5.

Shipper’s Net Quantities. As defined in Section 6.3.

Shipper’s Total FL&U. As defined in Section 6.3.

Stabilizer Interconnection. The point of interconnection between the Facilities and Gatherer’s crude oil stabilizer, located at or near the Processing Plant, where Gas removed from crude oil of Shipper and other customers of Gatherer is delivered to the Facilities for processing.

System Compressor Stations. As defined in Section 3.5.

System High Pressure Lines. As defined in Section 3.6.

System Segment. A physically separate segment of the Gathering System that connects one or more Wells to the Plant Receipt Point or a Gathering System Delivery Point, including all Gas gathering pipelines (including High Pressure gathering pipelines), System Compressor Stations, Receipt Points, Gathering System Delivery Points, Plant Receipt Point, Gas Measurement Facilities, Condensate handling facilities, rights of way, fee parcels, surface rights and permits, and all appurtenant facilities.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Target Completion Date. As defined in Section 3.3(b).

Taxes. All gross production, severance, conservation, ad valorem and similar or other taxes measured by or based upon production, together with all taxes on the right or privilege of ownership of Gas, or upon the Services, including gathering, transportation, handling, transmission, compression, processing, treating, conditioning, distribution, sale, use, receipt, delivery or redelivery of Gas and NGLs, including gross receipts taxes, and including all of the foregoing now existing or in the future imposed or promulgated.

Third Party Gas. Gas produced by Persons other than Producer and not considered Dedicated Gas hereunder.

Third Party Gas Lift Gas. Gas redelivered from the Gathering System for use by Persons other than Producer for artificial lift in such Person’s wells.

Transfer. Any sale, assignment, conveyance or other transfer, including pursuant to an exchange or farmout. Transfers and Transferred have the correlative meanings.

Transferee. Any Person to which a Transfer is made.

Upstream Delivery Point. The point at which Gatherer will redeliver unprocessed Gas to or for the account of Shipper, which shall be the point of interconnection of the Gathering System with the facilities of the applicable Downstream Pipeline, as more particularly described on Exhibit C. Upstream Delivery Point does not include Gas Lift Delivery Points.

Well. A well for the production of hydrocarbons in which Producer owns an interest and that is operated by Producer that produces or is intended to produce Dedicated Gas or otherwise is connected or is required to be connected to the Gathering System in accordance with this Agreement.

Well Pad. The surface installation on which one or more Wells are located.

ARTICLE 2

PRODUCER AND SHIPPER COMMITMENTS

Section 2.1 Producer’s Dedication. Subject to Section 2.3 through Section 2.5, Producer exclusively dedicates the Dedicated Properties to Gatherer for the performance of the Services under this Agreement and commits to deliver to Gatherer on account of Shipper, as and when produced, all Dedicated Gas into the Facilities for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Gas produced from the Excluded Wells is not subject to the dedication and commitment made by Producer under this Agreement.

Section 2.2 Shipper’s Commitment. Subject to Section 2.3 through Section 2.5, Shipper exclusively dedicates and commits to deliver to Gatherer, as and when produced and purchased from Producer, all Dedicated Gas into the Facilities for the performance of the Services under this Agreement. The Parties agree and acknowledge that the Gas produced from the Excluded Wells is not subject to the dedication and commitment made by Shipper under this Agreement.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 2.3 Conflicting Dedications. Producer and Shipper shall have the right to comply with each of the Conflicting Dedications entered into by a non-Affiliated predecessor-in-interest to Producer that is applicable as of the date of acquisition thereof to any Dedicated Property acquired after the Effective Date (but not any Conflicting Dedication entered into in connection with such acquisition); provided, however, that Producer and Shipper shall have the right to comply with Conflicting Dedications only until the last Day of the Month in which the termination of such Conflicting Dedication occurs and neither Producer nor Shipper shall affirmatively extend the term of such Conflicting Dedication beyond the minimum term provided for in the document evidencing such Conflicting Dedication or allow the term of such Conflicting Dedications to extend beyond its primary or initial term pursuant to the operation of an “evergreen” or other similar provision if Producer or Shipper has the ability to terminate such Conflicting Dedication without incurring any costs, penalties or expenses. To Producer’s and Shipper’s knowledge, the Dedicated Gas is not, as of the Effective Date, subject to any Conflicting Dedication. If Dedicated Gas produced from a Well on a Well Pad is subject to a Conflicting Dedication that Producer and Shipper have the right to comply with under this Section 2.3, Producer and Shipper have the right, in complying with such Conflicting Dedication, to deliver the Dedicated Gas from such Well Pad in accordance with the Conflicting Dedication.

Section 2.4 Producer’s and Shipper’s Reservations. Producer and Shipper reserve the following rights with respect to Dedicated Gas for themselves and for the operator of the relevant Dedicated Properties: (a) to operate Wells producing Dedicated Gas as a reasonably prudent operator in its sole discretion, including the right, but never the obligation, to drill New Wells, to repair and rework then-existing Wells, to renew or extend, in whole or in part, any Interest covering any of the Dedicated Properties, and to cease production from or abandon any Well or surrender or release any such Interest, in whole or in part, whether or not capable of producing oil and gas under normal methods of operation; (b) to deliver or furnish to lessors and holders of other existing similar burdens on production such Gas as is required to satisfy the terms of the applicable leases or other applicable instruments; (c) to acquire Wells connected to existing gathering systems and to continue to deliver to such gathering systems Gas produced from such Wells; provided that, to the extent that Gas from such Wells constitutes Dedicated Gas and is not previously dedicated to a third party, then Producer or Shipper shall deliver a Connection Notice to Gatherer with respect to any such Well not later than 30 Days after its acquisition, and thereafter shall deliver Gas to such gathering system only until Gatherer has connected such Well to the Gathering System in accordance with Section 3.3; (d) to pool, communitize or unitize Producer’s Interests with respect to Dedicated Gas; provided that the Producer’s share of Gas produced from such pooled, communitized or unitized Interests shall be committed and dedicated to this Agreement; (e) to deliver Dedicated Gas that has been temporarily or permanently released from the dedication and commitment made by Producer and Shipper under this Agreement, including pursuant to Section 3.3, Section 3.9(c), Section 7.6, Section 8.1(d) or Section 8.1(e), to any Person other than Gatherer; and (f) to use Dedicated Gas for operations (including reservoir pressure maintenance and drilling or hydraulic fracturing fuel).

Section 2.5 Covenant Running with the Land. The Parties intend that the dedication and commitment made by Producer and Shipper under this Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Facilities, as a benefit

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accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Facilities. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to this Agreement in all respects and (ii) each instrument of conveyance expressly so states. Notwithstanding the foregoing, Producer shall be permitted to Transfer any Dedicated Property free of the dedication and commitment made by Producer and Shipper under this Agreement and without complying with the requirements of this Section 2.5 in a Transfer in which a number of net acres of Dedicated Properties that, when added to the total of net acres of Dedicated Properties theretofore and, where applicable, simultaneously Transferred free and clear of the dedication and commitment made by Producer and Shipper under this Agreement, does not exceed the aggregate number of net acres of Dedicated Properties acquired by Producer after the Effective Date, including in a transaction in which Dedicated Properties are exchanged for other properties located in the Dedicated Acreage that would be subject to dedication hereunder; provided, however, that any such release of Dedicated Properties from such dedication and commitment shall not include any Dedicated Gas produced from any Well that is located on a Well Pad if the other Wells on such Well Pad are or have been connected to the Gathering System (whether producing, shut-in, temporarily abandoned or which has been spud or as to which drilling, completion, reworking or other well operations have commenced) or that is located on a Well Pad if a Connection Notice has previously been delivered by Producer for the CDP through which such Well Pad is produced.

Section 2.6 Priority of Dedicated Gas. Dedicated Gas tendered at the Receipt Points on the Gathering System on any Day shall be Firm Capacity Gas. Shipper’s Gas that is not Dedicated Gas that is tendered at the Receipt Points on any Day shall be Interruptible Gas unless otherwise agreed to by Gatherer.

ARTICLE 3

SERVICES; GATHERING SYSTEM EXPANSION AND CONNECTION OF WELLS

Section 3.1 Gatherer Service Commitment. Subject to and in accordance with the terms and conditions of this Agreement, Gatherer commits to providing the following services (collectively, the “Services”) to Producer and Shipper:

(a) construct and expand the Gathering System to connect the Gathering System to each CDP that aggregates any Well or Wells that is or are producing or will produce Dedicated Gas and with respect to which Producer has delivered a Connection Notice in accordance with Section 3.3;

(b) provide, maintain and operate Measurement Facilities at or downstream of the separator and production treater at each CDP;

(c) receive, or cause to be received, into the Facilities, from or for the account of Shipper, at each Receipt Point, all Gas tendered by or on account of Shipper up to the Maximum DSU Volume per Day at the Receipt Points on each DSU and subject to Section 8.1(f);

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(d) receive, or cause to be received, into the Facilities, from or for the account of Shipper, at each Receipt Point, all Interruptible Gas, if any, to the extent not curtailed in accordance with Section 7.3(a);

(e) compress Gas received from or on account of Shipper into the Gathering System at the System Compressor Stations and install, maintain and operate the System High Pressure Lines associated therewith;

(f) subject to Section 3.4, dehydrate and process such Dedicated Gas at the Processing Plant(s);

(g) deliver to or for the account of Shipper, (i) at the Residue Delivery Point nominated in accordance with Section 9.2, Residue Gas allocated to Shipper or (ii) during any period when the Processing Plant does not have sufficient capacity or is not able for any reason including Force Majeure to process all Shipper’s Gas received into the Gathering System, Shipper’s Gas prior to processing at the Upstream Delivery Point nominated in accordance with Section 9.2;

(h) deliver to or for the account of Shipper, at the NGL Delivery Points nominated in accordance with Section 9.2, all NGLs extracted at the Processing Plant(s) allocated to Shipper; and

(i) construct the Gas Lift Gas System and redeliver Gas Lift Gas to Shipper at the Gas Lift Delivery Points subject to and in accordance with Section 3.7.

Gatherer shall act as a Reasonable and Prudent Operator in performing the Services and any of its other obligations under this Agreement.

Section 3.2 Development Plan; Facilities Plan; Exchange and Review of Information.

(a) Producer has provided to Shipper and Gatherer, and shall provide to Shipper and Gatherer prior to October 15 of each year, copies of a drilling plan for the following calendar year (each, a “Development Plan”), which shall describe the planned drilling and production activities relating to Producer’s Interests in the Dedicated Acreage during such year, including good faith and reasonable forecasts of the volume of Dedicated Gas expected to be produced through all CDPs during such year, and including the location of all Planned CDPs expected to be connected to the Gathering System during such year, and the projected spud date, projected completion date and projected volumes for each New Well that is expected to be completed and to produce through each CDP during such year. Each time Producer materially updates the Development Plan, it shall provide a copy of such updated Development Plan to Shipper and Gatherer, but not less frequently than on a calendar quarter basis.

(b) Gatherer has previously provided Producer and Shipper with a copy of its current Facilities plan describing and/or depicting the Facilities, including all pipelines, all Receipt Points and Delivery Points, and all compression, dehydration, processing and gas lift facilities and other major physical facilities, together with their locations, sizes and other physical specifications, operating parameters, capacities, and other relevant specifications, and together with a schedule for completing the construction and installation of the planned portions

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thereof, in each case as currently in existence, under construction, or planned (such plan, as updated as hereinafter provided, the “Facilities Plan”). The Facilities Plan shall state, for each planned pipeline, the estimated volume of line fill that will be required in order to put such pipeline into operation. Based on the Development Plans and such other information about the expected development of the Dedicated Properties as shall be provided to Gatherer by Producer, as well as forecast Delivery Point nominations received from Shipper from time to time, Gatherer shall periodically update the Facilities Plan. Without limiting the generality of the foregoing, Gatherer shall ensure that the Facilities Plan reflects all Planned CDPs included in each Development Plan not later than 30 Days after such Development Plan is delivered to Gatherer. Gatherer shall provide a copy of the Facilities Plan to Producer and Shipper and their respective representatives from time to time and shall make representatives of Gatherer available to discuss the Facilities Plan from time to time with Producer and Shipper and their respective representatives. Gatherer shall provide Producer and Shipper updates not less frequently than monthly on the progress of work on all facilities necessary to connect Planned CDPs to the Gathering System, to connect the Gathering System to the Gathering System Delivery Points, to connect the Gas Lift Gas System to the Gas Lift Gas Delivery Points, and to provide the Services associated with such Gas, as set forth in the then-current Facilities Plan.

(c) The Parties recognize that all information provided by Producer to Gatherer or Shipper regarding its intentions with respect to the development of the Dedicated Properties, is subject to change and revision at any time at the discretion of Producer, and that such changes may impact the timing, configuration and scope of the planned activities of Gatherer. The exchange of such information and any changes thereto shall not give rise to any rights or liabilities as among the Parties except as expressly set forth in this Agreement, and Gatherer shall determine at its own risk the time at which it begins to work on and incur costs in connection with particular Gathering System expansion projects, including the acquisition of rights of way, equipment and materials. Without limiting the generality of the foregoing, Producer has no obligation to Shipper or Gatherer under this Agreement to develop or produce any hydrocarbons from the Dedicated Properties or to pursue or complete any drilling or development on the Dedicated Properties, other than the terms specifically stated in this Agreement.

Section 3.3 Expansion of Gathering System; Connection of Wells; Delivery Points.

(a) Gatherer shall design and develop the Facilities for the purpose of providing the Services as and when needed to support the upstream development of the Planned CDPs, and Gatherer shall be obligated, at its sole cost and expense, subject to the provisions of this Agreement, to procure, construct, install, own and operate the Facilities so as to timely connect the Planned CDPs to the Gathering System, connect the Gathering System to the Processing Plant and the Gathering System Delivery Points, connect the Processing Plant to the Plant Delivery Points, connect the Gas Lift Gas System to the Gas Lift Delivery Points and timely commence providing the full scope of the Services with respect to all Dedicated Gas produced from all CDPs, including the Planned CDPs from and after their completion, all in accordance with this Section 3.3; provided that the foregoing shall not preclude Gatherer from also designing and developing the Facilities to accommodate Third Party Gas and shall not require Gatherer to build any Additional Processing Plants.

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(b) Producer shall from time to time give notice (a “Connection Notice”) to Gatherer (with a copy to Shipper) of each CDP that Producer intends to construct and install (or a CDP that is subject to a Conflicting Dedication that has expired or will expire, or that Producer or Shipper has terminated or will terminate, prior to the applicable Completion Deadline) through which Dedicated Gas will be produced (each, a “Planned CDP”). Each Connection Notice shall set forth the target completion date for drilling and completion of the initial Well to produce through such Planned CDP (the “Target Completion Date”). Following delivery of a Connection Notice with respect to a Planned CDP, Gatherer shall cause the necessary facilities to be constructed to connect such CDP to the Gathering System and to commence the Services with respect to Dedicated Gas produced from such Planned CDP by the date that is (i) in the case of a Planned CDP that (A) is located two miles or less from the then-existing Gathering System at the time of such Connection Notice and (B) the Target Completion Date for which is during the months of May through October, 90 Days after the date of Producer’s delivery of such Connection Notice and (ii) in the case of a Planned CDP that is (A) located greater than two miles from the then-existing Gathering System at the time of such Connection Notice or (B) the Target Completion Date for which is during the months of November through April, 180 Days after the date of Producer’s delivery of such Connection Notice (such date, the “Completion Deadline”). Gatherer shall provide Producer and Shipper notice promptly upon Gatherer’s becoming aware of any reason to believe that it may not be able to connect a Planned CDP to the Gathering System by the Completion Deadline therefor or to otherwise complete all facilities necessary to provide the full scope of the Services with respect to all Dedicated Gas produced through such Planned CDP by the Completion Deadline therefor. If and to the extent Gatherer is delayed in completing and making available such facilities by a Force Majeure event or any action of Producer that is inconsistent with the cooperation requirements of Section 3.10, then the Completion Deadline for such connection shall be extended for a period of time equal to that during which Gatherer’s completion and making available of such facilities was delayed by such events or actions. If such facilities are not completed and made available by the Completion Deadline (as may be extended in accordance with Section 3.9(b)), as Shipper’s and Producer’s sole and exclusive remedies for such delay:

(i) the Dedicated Gas produced from such CDP shall be temporarily released from the dedication and commitment made by Producer and Shipper under this Agreement until such time as such CDP is connected to the Gathering System and the Gathering System is ready to receive Dedicated Gas produced through such CDP and to commence the Services with respect thereto; and

(ii) if such facilities are not completed and made available by 60 Days after the Completion Deadline then at Producer’s option, the Dedicated Gas produced from the CDP and any future Wells drilled within the same DSU shall be permanently released from the dedication and commitment made by Producer and Shipper under this Agreement.

(c) To the extent that the CDP connection is required sooner than the Completion Deadline determined as set forth above, the Parties shall meet and discuss the issues and potential additional costs associated with acceleration of such connection, and shall use reasonable efforts mutually to agree upon an accelerated connection timing. If Producer is willing to pay for the additional costs involved with accelerating a connection, Gatherer shall use reasonable efforts to complete the CDP connection within such accelerated timing.

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(d) The Parties agree and acknowledge that Producer has as of the Effective Date delivered Connection Notices to Gatherer with respect to certain Planned CDPs set forth in the Development Plan effective as of the Effective Date. Such Connection Notices shall be deemed to have been given for each such Planned CDP on the Effective Date.

(e) Gatherer shall be obligated, at Gatherer’s cost, to provide connections to the Upstream Delivery Points, Residue Delivery Points and NGL Delivery Points set forth on Exhibit C or within the Facilities Plan. If Shipper specifies that Dedicated Gas or NGLs allocated to Dedicated Gas is to be delivered to an Upstream Delivery Point, Residue Delivery Point, or NGL Delivery Point, as applicable, not described on Exhibit C or within the Facilities Plan that is not at such time connected to the Gathering System or the Processing Plant, Gatherer shall, at Shipper’s sole actual cost, risk and expense, provide a connection to such Delivery Point. Such costs shall be allocated pro rata based on volume utilization with any third party shipper that requests utilization of such additional Delivery Point. Gatherer shall proceed with due diligence and in good faith to obtain the necessary governmental authorizations and to enter into the necessary third party agreements (any such agreement to be on terms acceptable to Gatherer) to connect the Gathering System to each such new delivery point. All such Delivery Points shall be provided with all interconnection facilities and other Delivery Point facilities (including any Measurement Facilities), and with sufficient capacities, necessary to permit Dedicated Gas or NGLs allocated to Dedicated Gas to be redelivered at such Delivery Point in accordance with this Agreement (with all expansions of capacity at such new Delivery Points, not including the Delivery Points described on Exhibit C or within the Facilities Plan, being at Shipper’s sole actual cost, risk and expense). Subject to the foregoing, Gatherer shall connect each CDP to the Gathering System such that Gas from such CDP can be redelivered to the Upstream Delivery Points and Residue Delivery Points described in the Facilities Plan, and such that NGLs extracted from such Gas can be delivered to the NGL Delivery Points described in the Facilities Plan. Upon completion of the connection of the Gathering System to such new delivery point pursuant to this Section 3.3(e) and such connection becoming operational, the point of interconnection between the Gathering System and such new delivery point shall thereafter be a Delivery Point under this Agreement. The Parties shall discuss Shipper’s plans and timing for all new Delivery Point connections on a Monthly basis. Subject to Section 3.1(g), Gatherer shall have the right to flow volumes to any Processing Plant(s) prior to delivering volumes to any Upstream Delivery Point as long as such prioritization of flow does not cause the curtailment of Shipper’s volumes.

Section 3.4 Gas Processing.

(a) Gatherer has designed, engineered, procured, constructed and installed, or caused to be designed, engineered, procured, constructed and installed, the initial processing plant and all related and ancillary facilities and equipment at the Plant Site as of the Effective Date (such initial processing plant and all such related and ancillary facilities and equipment, the “Initial Plant”). As of Effective Date, the Initial Plant has a nameplate processing capacity of 80 MMCF per Day with design recoveries of less than [***]% ethane, greater than [***]% propane, and greater than [***]% isobutane, normal butane and natural gasolines (the “Design Recoveries”).

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The Parties agree and acknowledge that Gatherer will recover minimal ethane based on the Design Recoveries due to current ethane pricing economics. If the Design Recoveries are modified after the Effective Date to allow for further ethane recoveries, then Shipper shall have the sole right to determine whether Gatherer will recover or reject ethane during any Month. Until construction and placement into service of the Additional Processing Plant, all volumes of Shipper’s Gas processed at the Initial Plant shall be charged the Processing Fee and shall be processed on the terms set forth in this Agreement. The Processing Fee collected by Gatherer for all volumes processed at the Initial Plant shall be allocated to the DevCo that owns the Initial Plant.

(b) If at any time the then-current Development Plan indicates that additional processing capacity is required beyond the processing capacity of the Processing Plant as it exists at that time to continue to provide the gas processing Services pursuant to the terms of this Agreement, then OMS may elect to provide additional gas processing capacity, which may be in the form of one or more additional processing plants (including all facilities and equipment constructing and installed in connection with such processing facilities and used solely in the operation of such processing facilities, the “Additional Processing Plant”), and shall cause such Additional Processing Plant to be installed and made operational as soon as reasonably practicable. If OMS elects not to build the Additional Processing Plant, then Gatherer shall provide additional Upstream Delivery Point capacity at Gatherer’s sole cost and expense. Notwithstanding the foregoing, the obligation of Gatherer pursuant to this Section 3.4(b) shall not apply to the connection of additional Upstream Delivery Points requested by Producer pursuant to Section 3.3(e). For the avoidance of doubt, MLP shall have no obligation to build the Additional Processing Plant.

(c) If OMS elects to build the Additional Processing Plant pursuant to Section 3.4(b), from and after the date that the Additional Processing Plant is constructed and placed into service, all volumes of Shipper’s Gas processed at any Processing Plant shall continue to be charged the Processing Fee and shall continue to be processed on the terms set forth in this Agreement.

Section 3.5 Compression Facilities. The Facilities Plan shall describe the compression facilities that will be required to compress Dedicated Gas in order for all of the Receipt Points on the Gathering System to be operated at a pressure not to exceed [***] psig or, subject to the provisions of this Section 3.5, such lower pressure as may be requested by Producer or Shipper and mutually agreed to by Gatherer from time to time (“System Compressor Stations”). Gatherer shall install, operate and maintain each System Compressor Station as a Reasonable and Prudent Operator. For the avoidance of doubt, Gatherer shall have the right at any time to add additional compressor stations to the Gathering System, and to add compression capacity at any System Compressor Station in addition to the capacity that is reflected in the Facilities Plan, as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Gas.

Section 3.6 High Pressure Services. The Facilities Plan shall include the High Pressure gathering pipelines that Gatherer determines are necessary or appropriate to connect the Gathering System to the Gathering System Delivery Points and to the Residue Delivery Points and to redeliver the volumes of Dedicated Gas to such Delivery Points in the most efficient

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manner (“System High Pressure Lines”). Acting as a Reasonable and Prudent Operator, Gatherer shall install each such System High Pressure Line, together with the associated System Compressor Stations, and shall operate and maintain each System High Pressure Line with the capability to redeliver the Dedicated Gas at pressures required by the Delivery Points. For the avoidance of doubt, Gatherer shall have the right at any time to add additional High Pressure gathering pipelines to the Gathering System as it deems necessary or appropriate to provide the Services and such services as it is providing in respect of Third Party Gas.

Section 3.7 Gas Lift Gas.

(a) Gatherer shall use commercially reasonable efforts to provide Gas Lift Gas to Shipper for redelivery at the Gas Lift Delivery Points as provided in this Section 3.7.

(b) Subject to the provisions of this Section 3.7, Gatherer will fulfill Producer’s requirements for Gas Lift Gas using Residue Gas Lift Gas during periods of time when sufficient capacity exists in the Fuel Gas Line and when the Processing Plant is not at or approaching capacity. Thereafter, Gatherer may fulfill such requirements using Regional Gas Lift Gas. Gatherer shall install, operate and maintain compression equipment and related liquids handling facilities in order to provide volumes of Regional Gas Lift Gas. Regional Gas Lift Gas shall be dehydrated by Gatherer but will not be processed and thus will still contain significant NGLs.

(c) The Connection Notice for each Planned CDP shall include Shipper’s estimate of its Monthly volume and pressure requirements for Gas Lift Gas at such Planned CDP. Within 45 days of Shipper’s delivery of such notice, Gatherer shall review such requirements and confirm whether or not Gatherer can reasonably redeliver such Gas Lift Gas to Shipper. If Gatherer confirms that it can redeliver such Gas Lift Gas to Shipper, Gatherer shall construct Gas Lift Gas facilities, including compression equipment, lateral pipelines, interconnections between such lateral pipelines and the Gathering System, the Processing Plant and/or Residue Gas pipelines, as applicable, Measurement Facilities, and Gas Lift Delivery Point facilities, at the sole cost and expense of Gatherer. Producer shall be responsible for the construction, ownership and operation of facilities to transport such Gas Lift Gas from the Gas Lift Delivery Point to the Wells where such Gas will be injected.

(d) Gatherer will provide Gas Lift Gas at the pressure as requested by Producer not to exceed [***] psig under normal operating conditions and Gatherer shall use reasonable efforts with the existing Facilities to provide Gas Lift Gas at pressures in excess of [***] psig from time to time as requested by Producer primarily during startup of Producer’s Gas Lift Gas facilities at a Well.

(e) The volume of Gas Lift Gas delivered to Shipper at the Gas Lift Delivery Points will not be charged the Gathering Fee, the Compression Fee or the Processing Fee. Thus the volume of Gas Lift Gas delivered to Shipper at the Gas Lift Delivery Points will be deducted from the Receipt Point volumes prior to Gatherer applying the Gathering Fee, the Compression Fee or the Processing Fee to such Receipt Point volumes. An example of such calculation is attached as Exhibit H.

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Section 3.8 Gas Removed for Lease Operations. Gatherer shall use commercially reasonable efforts to accommodate, at the actual cost and expense of Producer, any request by Producer or Shipper to redeliver to Shipper any Gas that has been received into the Gathering System prior to a Compressor Station that Producer desires to use in lease operations (other than Gas Lift Gas), including for drilling and hydraulic fracturing fuel. Producer and Shipper shall be responsible for the construction, ownership and operation of facilities to transport such Gas from the point of redelivery of such Gas from the Gathering System to the lease sites where such Gas will be used. For the avoidance of doubt, such Gas shall be charged the Gathering Fee, but not charged the Compression Fee or the Processing Fee.

Section 3.9 Right of Way and Access.

(a) Gatherer is responsible for the acquisition of rights of way, crossing permits, licenses, use agreements, access agreements, leases, fee parcels and other rights in land necessary to construct, own and operate the Facilities, and all such rights in land shall be solely for use by Gatherer and shall not be shared with Producer, except as otherwise agreed by Gatherer; provided that Producer agrees to grant, without warranty of title, either express or implied, to the extent that it has the right to do so without the incurrence of expense, an easement and right of way upon the lands covered by the Dedicated Properties, for the sole purpose of installing, using, maintaining, servicing, inspecting, repairing, operating, replacing, disconnecting and removing all or any portion of the Facilities, including any pipelines, meters and other equipment necessary for the performance of this Agreement; provided, further, that the exercise of these rights by Gatherer shall not unreasonably interfere with Producer’s lease operations or with the rights of owners in fee, and will be subject to Producer’s safety and other reasonable access requirements applicable to Producer’s personnel. Producer shall not have a duty to maintain the underlying agreements (such as leases, easements and surface use agreements) that such grant of easement or right of way to Gatherer is based upon, and such grants of easement or right of way will terminate if Producer loses its rights to the property, regardless of the reason for such loss of rights. Notwithstanding the foregoing, (i) Producer will assist Gatherer to secure replacements for such terminated grants of easement or right of way, in a manner consistent with the cooperation requirements of Section 3.11, (ii) to the extent that Producer agrees that Gatherer’s Measurement Facilities may be located on Producer’s Well Pad sites, Producer shall be responsible for obtaining any necessary rights to locate such Measurement Facilities on such Well Pad sites and (iii) Producer shall use reasonable efforts to involve Gatherer in Producer’s negotiations with the owners of lands covered by the Dedicated Properties so that Producer’s surface use agreements and Gatherer’s rights of way with respect to such lands can be concurrently negotiated and obtained.

(b) If Gatherer cannot obtain the rights of way (on terms and conditions reasonably acceptable to Gatherer after diligent pursuit thereof) necessary to connect any Planned CDP within 45 Days of delivery of a Connection Notice, then Gatherer shall so notify Producer in writing (the “Easement Notice”) within 45 Days of delivery of the Connection Notice. Producer shall have the right (but not the obligation) to obtain, at its sole cost and expense, such rights of way generally in the format of Gatherer’s standard right of way agreement within 45 Days of delivery of such Easement Notice. Gatherer’s form of right of way agreement is attached as Exhibit E. The right of way agreement utilized by Producer can have modifications to the Exhibit E format as long as it does not materially change or reduce the rights

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

or obligations under such right of way agreement. If Producer obtains such rights of way in accordance with the immediately preceding sentence, Producer shall assign such right of way to Gatherer, and Gatherer’s connection obligations for the applicable CDP shall continue in accordance with the terms of this Agreement; provided, however, that the time required for Gatherer to connect the applicable CDP shall be extended by a number of days commencing on the date of delivery of the Easement Notice and ending on the date that Gatherer receives from Producer the assignment of all such rights of way so obtained by Producer (together with executed originals of all such rights of way). In such event, Gatherer shall pay Producer for such rights of way an amount per rod equal to the average price per rod paid by Gatherer for the purchase of rights of way in the Dedicated Acreage during the preceding 12 month period. If Gatherer has not purchased right of way within the Dedicated Acreage during the previous 12 months, then Gatherer shall pay Producer for such rights of way an amount per rod equal to the amount per rod paid by Gatherer under its most recent purchase of rights of way in the Dedicated Acreage.

(c) In the event that Producer fails to obtain such rights of way during such 45 Day period, Producer shall have the option, upon written notice to Gatherer, to permanently release the entire DSU or any portion thereof associated with the Wells connected to such CDP from the dedication and commitment made by Producer and Shipper under this Agreement.

Section 3.10 Cooperation. Because of the interrelated nature of the actions of Producer and Gatherer required to obtain the necessary Permits from the appropriate Governmental Authorities and the necessary consents, rights of way and other authorizations from other Persons necessary to drill and complete each Well and construct the required extensions of the Gathering System to each Planned CDP, Producer and Gatherer agree to work together in good faith to obtain such Permits, authorizations, consents and rights of way as expeditiously as reasonably practicable. Producer and Gatherer further agree to cooperate with each other and to communicate regularly regarding their efforts to obtain such Permits, authorizations, consents and rights of way.

Section 3.11 Allocation of Gatherer Obligations.

(a) OMS and MLP shall be jointly and severally liable for obligations of Gatherer under this Agreement; provided that (i) (A) OMS shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Facilities, and in the case of any such expansion or addition, OMS’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest (but not including any of OMS’s indirect ownership interest through MLP), at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) OMS shall not have any liability for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which OMS does not hold any ownership interest (other than an indirect ownership interest through MLP) at the time the applicable obligation arose and (ii) (A) MLP shall be severally, and not jointly, liable for the obligations of Gatherer to expand or add additional capacity to the Facilities, and in the case of any such expansion or addition, MLP’s liability shall be limited to a percentage of such liability equal to its percentage ownership interest, at the time such liability is incurred, in the DevCo that owns or will own such expansion or addition (which percentage may be zero) and (B) MLP shall not have any liability

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

for the obligations of Gatherer that are solely related to assets owned by, or Services performed by, a DevCo or DevCos in which MLP does not hold any ownership interest at the time the applicable obligation arose. Unless OMS and MLP otherwise agree, OMS’s percentage ownership interest in the DevCo that owns the Additional Processing Plant constructed and installed after the Effective Date shall initially be 100%, and OMS shall accordingly bear 100% of the Gatherer’s liability for providing such Additional Processing Plant under Section 3.4.

(b) OMS and MLP hereby agree to the provisions set forth on Exhibit L.

ARTICLE 4

TERM

Section 4.1 Term. This Agreement shall become effective on the Effective Date and, unless terminated earlier by mutual agreement of the Parties, shall continue in effect until December 31, 2032 and from Contract Year to Contract Year thereafter until such time as this Agreement is terminated, by notice from any Party to the other Party, effective at the end of the first Contract Year ending after the 270th Day after the delivery of such notice.

Section 4.2 Post-Termination. If any Party provides notice of termination of this Agreement at any time for any reason pursuant to the terms and conditions of this Agreement, Shipper shall have the option (to be exercised by providing written notice to Gatherer prior to the termination of the Agreement) to continue to receive the Services or a portion of the Services for all or any portion of its volumes of Gas on a year-to-year basis on the same terms and conditions as the most favorable terms and conditions that Gatherer continues to provide services that are the same as or similar to the Services or any portion of the Services for volumes of Gas on the Facilities under an agreement with any third party unless and until terminated by Shipper; provided, however, that if the option to extend the term of this Agreement on a year-to-year basis pursuant to this Section 4.2 is exercised, any obligation of Gatherer to continue to provide the Services pursuant to such option shall not extend beyond December 31, 2042. Gatherer shall provide copies to Shipper of any such third party agreements applicable to volumes of Gas accessing the Facilities upon any notice of termination of this Agreement (whether such notice is delivered by Gatherer, Producer or Shipper).

Section 4.3 Survival. Article 1, this Article 4, Section 11.8, Article 12, Article 13, Article 15, Article 16, Article 17 and Article 18 shall survive termination or expiration of this Agreement.

ARTICLE 5

FEES AND CONSIDERATION

Section 5.1 Fees. Subject to the other provisions of this Agreement, Shipper shall pay Gatherer each Month in accordance with the terms of this Agreement, for all Services provided by Gatherer during such Month, an amount equal to the sum of the fees (collectively, the “Fees”) set forth on Exhibit K.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 6

ALLOCATIONS

Section 6.1 Allocation of Residue Gas.

(a) Gatherer will determine the quantity of Residue Gas attributable to Shipper’s Gas delivered hereunder at each Receipt Point for each Month and any NGLs attributable to Shipper’s Gas delivered hereunder at each Receipt Point for each Month using the following definitions and procedures. From time to time upon mutual agreement among the Parties, Gatherer may make changes and adjustments in its allocation methods to improve accuracy or efficiency.

(b) The quantity of Residue Gas attributable to Shipper’s Gas delivered hereunder at each Receipt Point in each Month will be determined by multiplying the “Actual Total Residue Gas” for such Month by a fraction, the numerator of which shall be the “theoretical MMBTUs of Residue Gas remaining from Shipper’s Gas” for such Month, and the denominator of which shall be the “total of the theoretical MMBTUs of Residue Gas remaining from all Gas delivered to Gatherer” for such Month. For purposes of this Section 6.1(b), “Actual Total Residue Gas” means, for any Month, the actual quantity of Residue Gas, in MMBTUs, measured at the tailgate of the Processing Plant during such Month. The “theoretical MMBTUs of Residue Gas remaining from Shipper’s Gas” means, for any Month and any Receipt Point, the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Shipper’s Gas delivered hereunder at such Receipt Point during such Month less the sum of (i) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Shipper’s Regional Gas Lift Gas redelivered at the Gas Lift Delivery Point at the same CDP in such Month, (ii) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Gas redelivered in such Month to Shipper at the Upstream Delivery Points and allocated to such Receipt Point in accordance with Section 6.1(c), and (iii) the quantity, in MMBTUs, of all NGL components attributable to Shipper’s Gas delivered at such Receipt Point in such Month (as determined under Section 6.2(a)). The “total of the theoretical MMBTUs of Residue Gas remaining from all Gas delivered to Gatherer” means, for any Month, the sum of the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in all Gas delivered to Gatherer during such Month from all sources at all receipt points (including the Receipt Points) connected to the Gathering System, less the sum of (1) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in all Shipper’s Regional Gas Lift Gas redelivered at a Gas Lift Delivery Point in such Month, (2) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Gas redelivered in such Month to any shipper (including the Shipper) at any delivery point upstream of the Processing Plant (including any Upstream Delivery Point) and (3) the aggregate quantity, in MMBTUs, of all NGL components actually recovered at the Processing Plant attributable to all such Gas during such Month. For all purposes under this Agreement, the MMBTU equivalent of each Gallon of applicable NGL component shall be determined by multiplying each such Gallon by the respective MMBTU equivalent factors set forth in GPA Publication 2145, as amended from time to time; provided that for Gallons of NGLs which are hexanes and heavier, the applicable GPA Publication stating the percentage and factor for hexanes, heptane and octane shall be used. Gatherer may apply the allocation principles of this Section 6.1 repeatedly to subareas or separately measured systems in order to improve accuracy. For example, Gatherer may, if applicable, allocate plant NGL and Residue Gas volumes to field gathering System Compressor Stations, then use the same principles to allocate those results further to Receipt Points behind the Compressor Stations.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c) The quantity of Gas allocated to all shippers including Shipper at an Upstream Delivery Point in any Month, in MMBtus, shall be allocated to all receipt points (including the Receipt Points) pro rata based on the quantities, in MMBTUs, of Gas received at such receipt points (including the Receipt Points) during such Month.

Section 6.2 Allocation of NGLs.

(a) The volume of each NGL component attributable to Shipper’s Gas delivered hereunder at each Receipt Point for each Month will be determined by multiplying the total volume, in Gallons, of such NGL component recovered by Gatherer from the Processing Plant during such Month by a fraction, the numerator of which shall be the theoretical Gallons of such component contained in Shipper’s Gas delivered hereunder at such Receipt Point during such Month and the denominator of which shall be the total theoretical Gallons of each component contained in all Gas delivered to Gatherer during such Month from sources connected to the Gathering System; provided, however, that the numerator shall be reduced by the number of Gallons of such NGL component contained in the Regional Gas Lift Gas redelivered at the Gas Lift Delivery Point at the same CDP in such Month and the number of Gallons of such NGL component contained in the Gas redelivered in such Month to an Upstream Delivery Point and allocated to such Receipt Point in accordance with Section 6.1(c), and the denominator shall be reduced by the number of Gallons of such NGL component contained in all Shipper’s Regional Gas Lift Gas redelivered at a Gas Lift Delivery Point in such Month and the number of Gallons of such NGL component in all Gas redelivered in such Month to any shipper (including the Shipper) at any other delivery point upstream of the Processing Plant (including an Upstream Delivery Point). For the avoidance of doubt, the NGLs produced and delivered by Gatherer from the Processing Plant(s) shall initially primarily involve deliveries to the ONEOK Bakken Pipeline, but may involve trucking from the NGL Truck Loading Facility or other movement of such NGLs from the System Compressor Stations or the Processing Plant(s) to the point of redelivery of such NGLs.

(b) Gatherer’s design of the Gathering System and the Processing Plant contemplates that all liquids recovered through pigging operations on the Gathering System will be recovered at the scrubbers to the System Compressor Stations or at the Processing Plant. All such pigged liquids and other Condensate recovered in the Gathering System and the Processing Plant will be considered NGLs and included in the NGLs produced and delivered by Gatherer and allocated to Shipper for all purposes of this Agreement, including Section 6.2(b).

Section 6.3 Fuel, Lost and Unaccounted for Gas and NGL Shrink. Shipper will bear its allocated share of Fuel and Lost and Unaccounted For Gas (collectively, “FL&U”), and its allocated share of shrink associated with removal of NGLs from the Gas on the Gathering System and at the Processing Plant (collectively, the “NGL Shrink”); Gatherer shall determine the percentage of FL&U allocated to Shipper’s Gas for each Month by: (i) taking the total quantity, in MMBTUs, of Shipper’s Gas delivered hereunder at all Receipt Points during such Month, less the sum of (A) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Shipper’s Regional Gas Lift Gas redelivered at the Gas Lift Delivery Points at all

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

CDPs in such Month, (B) the quantity, in MMBTUs, of methane and heavier hydrocarbons contained in Gas redelivered in such Month to Shipper at the Upstream Delivery Points and allocated to all Receipt Points in accordance with Section 6.1(c), and (C) the aggregate quantity, in MMBTUs, of all NGL components attributable to Shipper’s Gas delivered at all Receipt Points in such Month (as determined under Section 6.2(a)) (the resulting amount under this clause (i), “Shipper’s Net Quantities”), (ii) subtracting aggregate quantity, in MMBTUs, of Residue Gas attributable to Shipper’s Gas delivered hereunder at all Receipt Points for such Month (as determined under Section 6.1(b)) from Shipper’s Net Quantities (the resulting amount under this clause (ii), “Shipper’s Total FL&U”),and (iii) dividing Shipper’s Total FL&U by the aggregate quantity, in MMBTUs, attributable to Shipper’s Gas delivered at all Receipt Points in such Month, with the resulting number to be expressed as a percentage.

Section 6.4 Allocation of Fuel. As a subset of the FL&U calculation, Gatherer shall calculate and provide to Shipper a break out of the volume and percentage of FL&U that was Fuel and that was Lost and Unaccounted for Gas.

ARTICLE 7

CERTAIN RIGHTS AND OBLIGATIONS OF PARTIES

Section 7.1 Operational Control of Gatherer’s Facilities. Gatherer shall design, construct, own, operate and maintain the Facilities at its sole cost and risk. Gatherer shall be entitled to full and complete operational control of its facilities and shall be entitled to schedule deliveries and to operate and reconfigure its facilities in a manner consistent with its obligations under this Agreement.

Section 7.2 Maintenance. Gatherer shall be entitled, without liability, to interrupt its Facilities performance hereunder to perform necessary or desirable inspections, pigging, maintenance, testing, alterations, modifications, expansions, connections, repairs or replacements to its facilities as Gatherer deems necessary (“Maintenance”), with reasonable notice provided to Producer and Shipper, except in cases of emergency where such notice is impracticable or in cases where the operations of Producer and Shipper will not be affected. Gatherer shall use reasonable efforts to schedule any Maintenance to minimize the effect on providing the Services pursuant to this Agreement. Before the beginning of each calendar year, Gatherer shall provide Shipper in writing with a projected schedule of the Maintenance to be performed during the year and the anticipated date of such Maintenance.

Section 7.3 Capacity Allocations for the Facilities. Subject to the capacity allocations set forth in this Section 7.3, Gatherer has the right to contract with other Persons for the delivery of Third Party Gas to the Facilities, including the delivery of Firm Capacity Gas. If the volume of Gas available for delivery into any System Segment exceeds the capacity of such System Segment at any point relevant to Gatherer’s service to Shipper hereunder, then Gatherer shall interrupt or curtail receipts of Gas in accordance with the following:

(a) First, Gatherer shall curtail all Interruptible Gas prior to curtailing Firm Capacity Gas.

(b) Second, if additional Facilities curtailments are required beyond Section 7.3(a), Gatherer shall curtail Firm Capacity Gas. In the event Gatherer curtails some, but not all, Firm Capacity Gas on a particular Day, Gatherer shall allocate the capacity of the applicable point on the relevant System Segment available to such shippers of Firm Capacity Gas, including Dedicated Gas, on a pro rata basis based on the most recent previous Month’s Receipt Point volumes and allowing Gatherer in its sole discretion to include estimated volume from New Wells that are connected to a Receipt Point that were not producing during the previous Month.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

If Gatherer curtails Shipper for any reason other than Force Majeure or Shipper’s failure to comply with its obligations under this Agreement such that Shipper is not able to deliver the entire actual quantity of Gas available at any time during any Month, Gatherer shall provide Shipper a written report explaining in detail the reason or reasons for such curtailment and shall diligently pursue changes in operating practice necessary to reduce such curtailment and increase the availability of the Facilities to Shipper such that Shipper’s actual quantities of Gas available may be delivered by Shipper (and Gas Lift Gas redelivered to Shipper) at all times under this Agreement.

Section 7.4 Arrangements After Redelivery. It shall be Shipper’s obligation to make any required arrangements with other parties for delivery of Dedicated Gas to the Receipt Points and Residue Gas following delivery by Gatherer at the Delivery Points.

Section 7.5 Line Fill. To the extent that it is necessary for Gatherer to commence operations of new segments of the Gathering System for Gas to be used as line fill, Shipper shall provide such line fill to Gatherer on a pro rata basis based on the most recent previous Month’s Receipt Point volumes, but not to exceed for any pipeline the volume of such line fill specified for such pipeline in the Facilities Plan; provided that Gatherer must act as a Reasonable and Prudent Operator when allocating volumes to be used as line fill.

Section 7.6 Temporary Releases. In addition to any other rights and remedies available to Producer or Shipper under this Agreement or at law or in equity, if Gatherer fails or is unable or unwilling for any reason (including Force Majeure) to accept all volumes of Dedicated Gas tendered by or on account of Shipper pursuant to this Agreement and provide the Services in accordance therewith, then the volumes of Dedicated Gas in excess of what Gatherer is willing and able to accept shall be temporarily released from the dedication and commitment made by Producer and Shipper under this Agreement. Producer and Shipper may immediately deliver such volumes to any Person other than Gatherer, and Producer and Shipper shall have the right to enter into commitments to deliver such volumes of Dedicated Gas to other third party gatherers and/or processors, such commitments to be for no longer than reasonably necessary under the circumstances, as determined by Producer and Shipper in their sole discretion.

ARTICLE 8

PRESSURES AT RECEIPT POINTS AND DELIVERY POINTS

Section 8.1 Pressures at Receipt Points.

(a) Subject to the provisions of this Section 8.1, Shipper shall deliver or cause to be delivered Gas to each Receipt Point at sufficient pressure to enter the Gathering System against its operating pressure; provided that Shipper shall not be obligated to deliver Gas at pressures in excess of [***] psig at any such Receipt Point.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) Subject to Shipper delivering Gas meeting the Gas Quality Specifications, Gatherer agrees to maintain the monthly average pressure (“MAP”) at each Receipt Point at or less than [***] psig. The MAP at each Receipt Point for each Month shall be determined by dividing the sum of daily average Receipt Point pressures as continuously measured by the Measurement Facilities installed at such Receipt Point by the number of Days in such Month. During periods of curtailment or shut in of Shipper’s Gas at a Receipt Point, the calculation of MAP for such Receipt Point shall utilize the actual first available downstream measured pressure on the meter tube at such Receipt Point for such curtailment or shut in periods and an artificial zero or low pressure shall not be utilized for such curtailment or shut in periods. Exhibit J contains a diagram of Gatherer’s standard meter facilities and the location of the point on the meter tube at which such first available downstream pressure will be measured.

(c) If the actual operating pressure on the Gathering System at any Receipt Point exceeds [***] psig for reasons other than Force Majeure or Shipper’s failure to comply with the Gas Quality Specifications, then Gatherer shall promptly use reasonable efforts to reduce such pressure to [***] psig or below within 48 hours; provided, however, that if such higher operating pressure at such Receipt Point is caused by Gatherer’s failure to construct or properly construct any facilities (including the Facilities), then Gatherer shall use reasonable efforts to proceed with a plan to modify such facilities to reduce such pressure to at or below [***] psig and shall provide Producer and Shipper a written explanation of such plan and of the time required to implement it.

(d) If the MAP at any Receipt Point for any Month exceeds [***] psig for reasons other than Force Majeure or Shipper’s failure to comply with the Gas Quality Specifications, then the Compression Fee payable to Gatherer for Shipper’s Gas delivered at such Receipt Point shall be decreased by the MAP Fee per Mcf for each psig by which the MAP exceeds [***] psig. The price adjustments under the previous sentence shall be applied to Shipper’s Gas delivered hereunder at such Receipt Point beginning with the month that the MAP exceeds [***] psig and continue until the beginning of the first Month following the Month in which a remedy is achieved to reduce the MAP at such Receipt Point to [***] psig or less. It is understood by the Parties that pressures at any Receipt Point in excess of [***] psig may cause Producer or Shipper to flare its Gas.

(e) If the MAP at any Receipt Point hereunder exceeds [***] psig for any two consecutive Months for reasons other than Force Majeure or Shipper’s failure to comply with the Gas Quality Specifications, then, at Shipper’s option, to be exercised by notice to Gatherer on or before the 30th day after the end of such 2 consecutive Month period, to release from dedication and commitment under this Agreement the entire DSU or any portion thereof associated with the Wells connected to such Receipt Point and all Dedicated Gas produced therefrom shall be permanently released from dedication and commitment under this Agreement; provided, however, that if such excess pressure is caused by Gatherer’s failure to construct or properly construct facilities, and if Gatherer has provided Shipper with a written explanation of Gatherer’s plan to modify such facilities to reduce the pressure at such Receipt Point to at or below [***] psig and has commenced to implement such plan, then Shipper shall not have such option to release such DSU (or portion thereof). Such option shall not limit Gatherer’s obligation to use reasonable efforts to pursue reducing the pressure as stated above.

(f) Notwithstanding the foregoing, it is recognized by the Parties that the Gathering System has a gathering capacity by lateral based on the design parameters shown in the Facilities Plan. Accordingly, the remedies provided for in this Section 8.1 for excess Receipt Point pressures shall not be applicable during any period in which the volume of Gas tendered at a Receipt Point by Shipper, during initial CDP flowback of production or otherwise, exceeds the gathering capacity by lateral based on the design parameters shown in the Facilities Plan.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 8.2 Pressures at Delivery Points. The Gathering System and the Processing Plant shall be designed for and shall be operated at a discharge pressure sufficient to effect delivery of Shipper’s Gas to the relevant Residue Delivery Point and NGL Delivery Point as Firm Capacity Gas. It is understood by the Parties that Gatherer will use reasonable efforts to maintain pressure to allow delivery into the Upstream Delivery Points upstream of the Processing Plant.

Section 8.3 Shipper Facilities.

(a) Shipper, at its own expense, shall construct, equip, maintain, and operate all facilities necessary to deliver Dedicated Gas to Gatherer at the Receipt Points. Shipper shall install and maintain sufficient pressure regulating equipment upstream of the Receipt Points in order to keep the pressure of the Gas delivered to Gatherer at the Receipt Points from exceeding the maximum allowable operating pressure at the applicable Receipt Point, as determined by Gatherer in its sole discretion and stated in the Facilities Plan.

(b) Shipper shall have the right to install facilities and flow volumes attributable to Shipper’s interests in operated and non-operated wells outside, but on DSUs that are contiguous with, the Dedicated Acreage, allowing such Wells to flow into existing Receipt Points or to new Receipt Points mutually agreed between Shipper and Gatherer where Gatherer will provide at Gatherer’s cost a meter and tap. Shipper shall provide a list of wells from outside, but on DSUs that are contiguous with, the Dedicated Acreage that will be connected to existing CDPs or to new CDPs in accordance with this Section 8.3(b).

(c) Shipper shall utilize conventional mechanical oil-gas separators installed by Producer upstream from the Receipt Point(s) to assist in keeping the Gas delivered hereunder entirely free of water, crude oil and/or condensate in the liquid phase and other objectionable substances.

ARTICLE 9

NOMINATION AND BALANCING

Section 9.1 Gatherer Notifications. On or before the 17th Day prior to the end of each Month, Gatherer shall provide written notice to Shipper of Gatherer’s good faith estimate of any capacity allocations or curtailments for any System Segment, if any, that, based on then currently available information, Gatherer anticipates will be required or necessary during the next Month, including as a result of any Maintenance. Gatherer shall use all reasonable efforts to provide 48 hours advance notice of any actual event requiring allocation or curtailment, including

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Maintenance. On or before the 17th Day prior to the end of each Month, Gatherer shall notify Shipper of the estimated FL&U expected to be used in the Facilities for the following Month, expressed as a percentage of the MMBTUs of Gas delivered at the Receipt Points and the estimated recovery percentage by NGL component (using the allocation methodology set forth in Section 6.1 and Section 6.2), after taking into consideration the anticipated operational efficiencies and operational mode of the Facilities.

Section 9.2 Nominations. On or before the fifteenth Day prior to the end of each Month or such earlier Day required by the Downstream Pipelines’ nomination schedules, Shipper shall provide to Gatherer nominations, in both Mcfs and MMBTUs, for deliveries of Shipper’s Gas to the Receipt Points and redeliveries of Shipper’s Gas at the Upstream Delivery Points and/or the Residue Delivery Points, the volume of Gas Lift Gas and the scheduled NGLs to be delivered at the NGL Delivery Points during the next Month. Shipper shall have the right to change such nominations at any time subject to the requirements of the Persons receiving Shipper’s Gas and NGLs at or downstream of the Delivery Points and subject to changes in wellhead volumes being delivered into the Gathering System. Gatherer shall use reasonable efforts to accommodate any changes made to Shipper’s Monthly nominations.

Section 9.3 Balancing. Gatherer will maintain records of any Daily and Monthly variances (“Imbalances”) between the volume of Dedicated Gas received at the Receipt Points and the volumes of Residue Gas delivered at the Delivery Points (after FL&U and NGL Shrink allocated to Shipper). Shipper shall make such changes in its nominations as Gatherer may from time to time reasonably request to maintain Daily and Monthly balances or to correct an Imbalance. Shipper shall reimburse Gatherer for any cost, penalty or fee arising from any Imbalance assessed against Gatherer by any Person receiving Dedicated Gas or NGLs downstream of the Delivery Points, except to the extent such Imbalance was caused by Gatherer. Upon the termination of this Agreement or at such other time as Shipper and Gatherer agree, Shipper and Gatherer shall volumetrically balance or cash out any cumulative Imbalance using the applicable Index Price for the prior Month.

ARTICLE 10

QUALITY

Section 10.1 Receipt Point Gas Quality Specifications. Gas delivered by or for the account of Shipper to each Receipt Point shall meet the following specifications (collectively, the “Gas Quality Specifications”):

(a) less than [***] mole percent of carbon dioxide;

(b) not more than [***] grain H2S per [***] cubic feet;

(c) not more than [***] grain of mercaptan sulphur per [***] cubic feet;

(d) a gross heating value per Cubic Foot of not less than [***] BTU;

(e) not more than a total of [***] mole percent of total inerts or non-hydrocarbon gases (nitrogen, carbon dioxide, etc.); provided that for purposes of the total inert specification, such [***] mole percent total inert specification shall apply based on the aggregate volume weighted average Receipt Point quality;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(f) not more than [***] grains of sulfur per [***] cubic feet (including hydrogen sulfide and mercaptan);

(g) an oxygen content not in excess of [***]% by volume; provided that the Parties shall use every reasonable effort to keep the gas free from oxygen;

(h) a temperature not to exceed [***] degrees Fahrenheit; and

(i) free of water, crude and/or condensate in the liquid phase, impurities and other objectionable substances;

provided that to the extent the quality specifications required from time to time by the Downstream Pipelines receiving Residue Gas are more restrictive than any of the foregoing requirements (except for water vapor content, gross heating value and hydrocarbon dew point for such Downstream Pipelines), then the quality specifications required by the Downstream Pipeline shall apply instead of the foregoing applicable specification. Neither Gatherer nor Shipper will propose or support any changes to the Downstream Pipeline specifications that would result in more restrictive specifications. Notwithstanding the foregoing, if Gatherer connects the Facilities to a Downstream Pipeline other than Northern Border or WBI, the more restrictive specifications of such downstream pipeline shall not apply to Shipper without Shipper’s approval.

Section 10.2 Non-Conforming Gas.

(a) Gatherer shall test and monitor the Gas tendered by or for the account of Shipper at the Receipt Points as a Reasonable and Prudent Operator to ensure that it meets the Gas Quality Specifications in accordance with Section 11.3(b). If Gatherer determines at any time that any Gas tendered by or for the account of Shipper at any Receipt Point does not meet the Gas Quality Specifications, then Gatherer shall have the right, at its sole option and effective immediately upon notice to Shipper, to refuse to accept such Gas.

(b) If Shipper determines or otherwise becomes aware at any time prior to delivery that any Gas that will be tendered by or for the account of Shipper at any Receipt Point will not meet the Gas Quality Specifications, then Shipper shall provide written notice to Gatherer. Upon receipt of such notice, if Gatherer nevertheless accepts such Gas, then Producer and Shipper shall not be liable for any claims or losses arising out of or related to delivery of such Gas, including any damages or losses downstream of the applicable Receipt Point(s).

(c) Producer and Shipper shall not be liable for any claims or losses arising out of or related to delivery of Gas that does not meet the Gas Quality Specifications, including any damages or losses downstream of the applicable Receipt Point(s); provided that Shipper shall be liable for such claims or losses if Shipper determines or otherwise becomes aware at any time prior to delivery that any Gas that will be tendered by or for the account of Shipper at any Receipt Point will not meet the Gas Quality Specifications and Shipper fails to deliver written notice to Gatherer pursuant to Section 10.2(b).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 10.3 Delivery Point Gas Quality Specifications. If Shipper delivers Gas to Gatherer at the Receipt Points that meets the Gas Quality Specifications, Gatherer shall redeliver Delivery Point Gas to or for the account of Shipper that meets the Gas Quality Specifications and meets the Gas quality specifications of the Downstream Pipeline for water vapor content, gross heating value and hydrocarbon dew point.

Section 10.4 Delivery Point NGL Quality Specifications. If Shipper delivers Gas to Gatherer at the Receipt Points that meets the Gas Quality Specifications, Gatherer shall redeliver Delivery Point NGLs to or for the account of Shipper that meets the specifications of the Downstream NGL Pipeline specifications as noted on Exhibit I and as stated in that certain Connection Agreement between Gatherer and ONEOK Bakken Pipeline, LLC as amended. Gatherer shall ensure that NGLs produced at the Processing Plant shall be a truckable product with Reid Vapor Pressure no greater than [***] psig at [***]° degrees Fahrenheit.

Section 10.5 Greenhouse Gas Emissions. Notwithstanding anything contained in this Agreement to the contrary, in the event there is an enactment of, or change in, any Applicable Law after the Effective Date which, in Gatherer’s reasonable determination, results in (a) a Governmental Authority requiring Gatherer to hold or acquire emission allowances or their equivalent related to the carbon dioxide content or emissions or the greenhouse gas content or emissions attributable to Dedicated Gas and/or the gathering, compression, processing or gas lift operations of such Gas or entrained gas (collectively, “Shipper’s GHG Emissions”), or (b) Gatherer incurring any costs or expenses attributable to Dedicated Gas, including any costs or expenses for disposal or treating of carbon dioxide attributable to such Gas, or any other additional economic burden being placed on Gatherer, in connection with or related to Shipper’s GHG Emissions, including any tax, assessment, or other cost or expense (collectively, “Emissions Charges”), then (i) Shipper and Producer will use reasonable efforts to provide any required emissions allowances or their equivalent to Gatherer in a timely manner (and Shipper and Producer shall release, indemnify, defend and hold Gatherer harmless from and against all claims and losses, including any expenses incurred by Gatherer in acquiring such allowances in the marketplace, arising out of or related to the failure to timely provide any such required emission allowances or their equivalent), and (ii) Shipper and Gatherer shall be fully responsible for such Emissions Charges and shall reimburse Gatherer for any Emissions Charges paid by Gatherer within ten Days of receipt of Gatherer’s invoice.

ARTICLE 11

MEASUREMENT EQUIPMENT AND PROCEDURES

Section 11.1 Equipment.

(a) Gatherer shall install, own, operate and maintain Measurement Facilities to measure Gas at all the Gathering System Receipt Points and Gas Lift Delivery Points which shall consist of an electronic flow meter, which Gatherer shall install, or caused to be installed, at the Receipt Point and Gas Lift Delivery Points and shall ensure that the relevant Downstream Pipeline installs, owns, operates and maintains Measurement Facilities at the Delivery Points for Gas and NGLs. Measurement Facilities at the Receipt Points and Gas Lift Delivery Points shall meet current industry standards for custody transfer measurement. Shipper shall have the right to install check Measurement Facilities upstream of each Receipt Point and downstream of each Gas Lift Delivery Point, including the right to install check measurement equipment on Gatherer’s meter tubes and orifice unions.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) Gatherer shall provide Shipper with on-site and remote access to each Receipt Point and Gas Lift Delivery Points meter site at which Shipper may access volume, temperature and pressure information on a near real-time basis; provided, however, that Gatherer shall only be obligated to provide such remote access to Shipper for those Receipt Points and Gas Lift Delivery Points where Gatherer has installed the necessary facilities (including all communications infrastructure (e.g., towers, antennas, radios and repeaters) to gather such information) for Gatherer to remotely access such information on a near real-time basis. Gatherer shall use reasonable efforts to install such necessary facilities to allow the Parties to remotely access such information on a near real-time basis. For the avoidance of doubt, however, Shipper shall not interfere with or otherwise calibrate or adjust any of Gatherer’s facilities or equipment located at such Receipt Point and Gas Lift Delivery Points meter sites.

(c) At Shipper’s request, for each CDP, Gatherer shall provide a meter for each Producer production separator and treater and a meter for each test separator and treater installation at a CDP. For example, if Producer has a production separator and production treater along with a test separator and test treater at a CDP, Gatherer shall provide two meters at Shipper’s request.

(d) For each Receipt Point where Shipper’s Gas is being delivered from a CDP and each Gas Lift Delivery Point where 120 volt AC power is available and being utilized by Producer, and where Shipper is accessing real-time data through a port on the meter provided by Gatherer), Producer shall provide, at its cost, 120 volt AC power to Gatherer for use strictly for the Measurement Facilities at such Receipt Point and Gas Lift Delivery Point. Gatherer acknowledges that Shipper will not have 120 volt AC power at each CDP location, and in such cases, Gatherer shall be responsible for its own electricity.

Section 11.2 Measurement Standards. The following standards shall apply to the measurement of Gas hereunder:

(a) the Receipt Points and Gas Lift Delivery Points shall be measured by orifice meters with all fundamental constants, observations, records and procedures involved in the determination and/or verification of the quantity and other characteristics of the Gas delivered hereunder in accordance with the standards prescribed in the latest edition of A.G.A. Report No. 3 (ANSI/API 2530) “Orifice Metering of Natural Gas” with any revisions, amendments or supplements as may be mutually acceptable to Shipper and Gatherer;

(b) the measurements of the volume and quality of all Gas, Residue Gas and NGLs, as applicable, delivered at the Delivery Points will be conducted in accordance with the regulations and procedures of the applicable Downstream Pipeline at such Delivery Points; and

(c) Gatherer shall utilize consistent measurement practices with all shippers connected to the Gathering System to insure a consistent allocation process.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 11.3 Gas Measurement.

(a) The unit of volume for measurement of Gas delivered hereunder shall be one Mcf at a base temperature of 60 degrees Fahrenheit and at a pressure base of 14.73 psia without adjustment for water vapor content. It is agreed that for the purposes of measurement and computations hereunder, (i) the absolute atmospheric (barometric) pressure shall be assumed to be 14.73 psia regardless of the actual elevation or location of the CDP above sea level or of a variation of barometric pressure from time to time and (ii) all measurements and testing performed hereunder shall all be made by Gatherer in accordance with applicable rules, regulations and orders.

(b) Gatherer shall procure or cause to be procured a sample of Gas at each System Receipt Point and Gas Lift Delivery Points and analyze the samples by chromatographic analysis to determine the component content (mole percent), specific gravity and the Gross Heating Value thereof. These determinations shall be made utilizing the following standards: (i) Gas Processors Association Obtaining Natural Gas Samples for Analysis by Gas, Publication No. 2166 as amended or supplemented from time to time and (ii) Gas Processors Association Analysis for Natural Gas and Similar Gaseous Mixtures by Gas Chromatography, Publication No. 2161 as amended or supplemented from time to time, or (iii) any other tests that are mutually agreed by Shipper and Gatherer. Representative spot samples or continuous samplers shall be utilized as determined by Gatherer in accordance with standard industry practice to reasonably assure accurate determinations, but at least twice per year. The Gross Heating Value and specific gravity so determined by Gatherer in accordance with this Section 11.3(b) shall be used in computations in the measurement of Gas received by Gatherer from the start of the Month in which the sample was collected until the next test.

(c) Gatherer shall receive Shipper’s Gas at the Receipt Points on an “As Delivered” BTU basis at actual flowing conditions. For purposes of this Section 11.3(c), “As Delivered” as shall refer to the actual water vapor content measured at such point, to be used for calculating Gross Heating Value. For such purposes, Gas containing seven pounds or less of water vapor per MMCF shall be deemed to be delivered on a dry BTU basis at actual flowing conditions, and any Gas containing more than seven pounds of water vapor per MMCF shall be deemed to be delivered on a wet BTU basis at actual flowing conditions, where wet BTU basis shall mean to be assumed to be fully saturated with water vapor at the temperature and pressure at the point of measurement.

(d) The temperature of Gas shall be determined by means of a recording thermometer recording the temperature of such Gas flowing through each measurement meter. The average temperature to the nearest 0.01 degree Fahrenheit, obtained while Gas is being delivered, will be the applicable flowing Gas temperature for the period under consideration.

(e) The deviation of the Gas from Ideal Gas Laws shall be determined in accordance with the A.G.A. Par Research Project NX-19 Report “Manual for the Determination of Super compressibility Factors for Natural Gas”, Reprinted 1976, if the composition of the Gas is such to render this procedure applicable. Orifice measurement shall utilize the A.G.A. Report No. 8 gross characterization method II compressibility calculation.

(f) Physical constants required for making calculations hereunder shall be taken from the Gas Processors Association Table of Physical Properties for Hydrocarbons and

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Other Compounds of Interest to the Natural Gas Industry, Publication No. 2145 as amended or supplemented from time to time. Physical constants for the hexanes and heavier hydrocarbons portion of hydrocarbon mixtures shall be assumed to be the same as the physical constants for hexane.

Section 11.4 Notice of Measurement Facilities Inspection and Calibration. Each of Shipper and Gatherer shall give two days’ notice to the other in order that the other may, at its option, have representatives present to observe any reading, inspecting, testing, calibrating or adjusting of Measurement Facilities used in measuring or checking the measurement of receipts or deliveries of Gas and NGLs under this Agreement. The official electronic flow data from such Measurement Facilities shall remain the property of the Measurement Facilities’ owner, but copies of such records shall, upon written request, be submitted, together with calculations and flow computer configurations therefrom, to the requesting Party for inspection and verification.

Section 11.5 Measurement Accuracy Verification.

(a) Orifice plate and tube inspection will be made at each meter calibration unless a facility shut-down is required, in which case the approval of both Parties shall be required for such inspection. The accuracy of Gatherer’s Measurement Facilities shall be verified by meter calibrations and orifice inspections shall be conducted, according to API 21.1 and API 14.3, once every three Months or more often as determined by Gatherer. Measuring equipment found to be measuring and/or reading inaccurately shall be adjusted to measure and read accurately. Gatherer shall give Shipper at least two Days’ notice of upcoming tests. If Shipper fails to have a representative present, the results of the test shall nevertheless be considered accurate until the next test. Gatherer shall, upon written request of Shipper, conduct a test of Gatherer’s measuring equipment and/or a chromatographic analysis, provided that in no event shall Gatherer be required to test its equipment or conduct a chromatographic analysis more frequently than once a Month. All tests of such measuring equipment or such chromatographic analysis shall be made at Gatherer’s expense, except that Shipper shall bear the expense of any tests or chromatographic analysis made at Shipper’s request.

(b) If, during any test of the Measuring Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated flow rate through each meter run in excess of two percent of the adjusted flow rate (whether positive or negative and using the adjusted flow rate as the percent error equation denominator), then any previous recordings of such equipment shall be corrected to zero error for any period during which the error existed (and which is either known definitely or agreed to by Shipper and Gatherer) and the total flow for the period redetermined in accordance with the provisions of Section 11.7. If the period of error condition cannot be determined or agreed upon between Shipper and Gatherer, such correction shall be made over a period extending over the last one half of the time elapsed since the date of the prior test revealing the two percent error.

(c) If, during any test of any Measurement Facilities, an adjustment or calibration error is found which results in an incremental adjustment to the calculated hourly flow rate which does not exceed two percent of the adjusted flow rate, all prior recordings and electronic flow computer data shall be considered to be accurate for quantity determination purpose.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 11.6 Special Tests. If Shipper or Gatherer desires a test of any Measurement Facilities not scheduled by a Party under the provisions of Section 11.5, two days advance notice shall be given to the other and both Shipper and Gatherer shall cooperate to secure a prompt test of the accuracy of such equipment. If the Measurement Facilities tested are found to be within the range of accuracy set forth in Section 11.5(b), then the Party that requested the test shall pay the costs of such test including any labor and transportation costs pertaining thereto. If the Measurement Facilities tested are found to be outside the range of accuracy set forth in Section 11.5(b), then the Party that owns such Measurement Facilities shall pay such costs and perform the corrections according to Section 11.7.

Section 11.7 Metered Flow Rates in Error. If, for any reason, any Measurement Facilities are (a) out of adjustment, (b) out of service or (c) out of repair and the total calculated flow rate through each meter run is found to be in error by an amount of the magnitude described in Section 11.5, the total quantity of Gas delivered shall be determined in accordance with the first of the following methods which is feasible:

(a) by using the registration of any mutually agreeable check metering facility, if installed and accurately registering (subject to testing as provided for in Section 11.5);

(b) where multiple meter runs exist in series, by calculation using the registration of such meter run equipment; provided that they are measuring Gas from upstream and downstream headers in common with the faulty metering equipment, are not controlled by separate regulators, and are accurately registering;

(c) by correcting the error by re-reading of the official charts, or by straightforward application of a correcting factor to the quantities recorded for the period (if the net percentage of error is ascertainable by calibration, tests or mathematical calculation); or

(d) by estimating the quantity, based upon deliveries made during periods of similar conditions when the meter was registering accurately.

Section 11.8 Record Retention. The Party owning the Measurement Facilities shall retain and preserve all test data, charts, and similar records for any calendar year for a period of at least 24 Months following the end of such calendar year unless Applicable Law requires a longer time period or the Party has received written notification of a dispute involving such records, in which case records shall be retained until the related issue is resolved.

Section 11.9 Summary Measurement Reports. If Gatherer develops summary measurement reports for the Wells or the Facilities, Gatherer shall provide Shipper copies of such reports to Shipper upon Shipper’s request.

ARTICLE 12

NOTICES

Section 12.1 Notices. Unless otherwise provided herein, any notice, request, invoice, statement or demand which any Party desires to serve upon any other regarding this Agreement shall be made in writing and shall be considered as delivered (a) when hand delivered, (b) when delivery is confirmed by pre-paid delivery service (such as FedEx, UPS, DHL or a similar

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

delivery service), (c) if mailed by United States certified mail, postage prepaid, three Business Days after mailing, (d) if sent by facsimile transmission, when receipt is confirmed by the equipment of the transmitting Party or (e) when sent via email; provided that if sent by email after normal business hours or if receipt of a facsimile transmission is confirmed after normal business hours, receipt shall be deemed to be the next Business Day. Notwithstanding the foregoing, if a Party desires to serve upon another a notice of default under this Agreement, the delivery of such notice shall be considered effective under this Section 12.1 only if delivered by any method set forth in the foregoing clauses (a) through (b). Any notice shall be given to the other Party or Parties at the following address(es), or to such other address as any Party shall designate by written notice to the others:

Producer:	Oasis Petroleum North America LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Robin Hesketh
Phone: (281) 404-9484
Fax: (281) 404-9501
Email: rhesketh@oasispetroleum.com

Shipper:	Oasis Petroleum Marketing LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Marian Hargis
Phone: (281) 404-9627
Fax: (281) 404-9501
Email: mhargis@oasispetroleum.com

Gatherer:	Oasis Midstream Services LLC
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Jim Doss
Phone: (713) 770-6445
Fax: (281) 404-9501
Email: jdoss@oasispetroleum.com

And

Oasis Midstream Partners LP
1001 Fannin, Suite 1500
Houston, Texas 77002

Attn: Richard Robuck
Phone: (281) 404-9602
Fax: (281) 404-9501
Email: rrobuck@oasispetroleum.com

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ARTICLE 13

INVOICES AND PAYMENTS

Section 13.1 Statements and Invoices. Not later than the twentieth Business Day following the end of each Month, Gatherer shall provide Shipper with a detailed statement in the form set forth on Exhibit H setting forth the following information for which payment for the Services is due hereunder for the preceding Month, in the extent applicable and all relevant supporting documentation, to the extent available on such twentieth Business Day (with Gatherer being obligated to deliver any such supporting documentation that is not available on such twentieth Business Day as soon as it becomes available):

(a) the gross quantity of all metered Gas received by Gatherer at the Receipt Points (in Mcf and MMBTUs);

(b) the gross total of all metered volume (in MCF and MMBTUs) delivered from all receipt points on the Gathering System including Shipper’s Receipt Points;

(c) the net delivered volume of all Gas delivered to the inlet of the Processing Plant included in the Gathering System (in MCF and MMBTUs);

(d) the total shrinkage (in MCF and MMBTUs) resulting from the recovery of NGLs from Gas in the Gathering System;

(e) Gas analysis for each Receipt Point;

(f) the MMBTUs of residue gas attributable to Shipper’s Gas delivered hereunder at each Receipt Point (as determined under Section 6.1(b));

(g) the quantity of each NGL component attributable to Shipper’s Gas delivered hereunder at each Receipt Point (as determined under Section 6.2);

(h) the total theoretical Gallons of NGLs for all Gas delivered at the inlet of the Processing Plant included in the Gathering System;

(i) the total Gallons of NGLs delivered from the Processing Plant to the NGL Delivery Point by component;

(j) the total Gallons of Condensate and Inferior liquids delivered to a Delivery Point;

(k) the total MMBTUs of Residue Gas delivered to the Delivery Points;

(l) the total amount of Gas delivered to Delivery Points upstream of the Processing Plant;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(m) all Fees and adjustments or other amounts (e.g., electric costs under Exhibit K);

(n) any Imbalance amounts under Section 9.3;

(o) the FL&U as determined under Section 6.3;

(p) the gross quantity of all metered Gas delivered by Gatherer at the Gas Lift Delivery Points (in Mcf and MMBTUs); and

(q) the total net amount for which payment is due to Gatherer, in accordance with the terms of this Agreement.

Shipper shall make payment to Gatherer by the later of: (a) the last Business Day of the Month in which such invoice is received or (b) 30 Days after receipt of the invoice. Such payment shall be made by wire transfer pursuant to wire transfer instructions delivered by Gatherer to Shipper in writing from time to time or other means as mutually agreeable by the Parties. If any overcharge or undercharge in any form whatsoever shall at any time be found and the invoice therefor has been paid, Gatherer shall refund any amount of overcharge, and Shipper shall pay any amount of undercharge, within 30 Days after final determination thereof; provided, however, that no retroactive adjustment will be made beyond a period of 24 Months from the date of a statement hereunder.

Section 13.2 Right to Suspend on Failure to Pay. If any undisputed amount due hereunder remains unpaid for 60 Days after the due date, Gatherer shall have the right to suspend or discontinue the Services hereunder until any such past due amount is paid.

Section 13.3 Audit Rights. Each Party, on not less than 30 Days prior written notice to the other, shall have the right, at its expense, at reasonable times during normal business hours, but in no event more than twice in any period of 12 consecutive Months, to audit the books and records of the other to the extent necessary to verify the accuracy of any statement, allocation, measurement, computation, charge, payment made under, or obligation or right pursuant to this Agreement. The scope of any audit shall be limited to transactions affecting Gas tendered by or on account of Shipper hereunder or the Services performed hereunder and shall be limited to the 24 Month period immediately prior to the Month in which the notice requesting an audit was given. All statements, allocations, measurements, computations, charges or payments made in any period prior to the 24 Month period immediately prior to the Month in which the audit is requested shall be conclusively deemed true and correct and shall be final for all purposes.

Section 13.4 Payment Disputes. In the event of any dispute with respect to any payment hereunder, Shipper shall make timely payment of all undisputed amounts, and the Parties will use good faith efforts to resolve the disputed amounts within 60 Days following the original due date. Any amounts subsequently resolved shall be due and payable within ten Days of such resolution.

Section 13.5 Interest on Late Payments. In the event that Shipper shall fail to make timely payment of any sums, except those contested in good faith or those in a good faith dispute, when due under this Agreement, interest will accrue from the date payment is due until the date payment is made at an annual rate equal to the lesser of (a) ten percent or (b) the maximum percentage permitted by Applicable Law.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 13.6 Excused Performance. Gatherer will not be required to perform or continue to perform the Services, and Producer and Shipper shall not be obligated to deliver Dedicated Gas to the Facilities in the event:

(a) a Party has voluntarily filed for bankruptcy protection under any chapter of the United States Bankruptcy Code;

(b) a Party is the subject of an involuntary petition of bankruptcy under any chapter of the United States Bankruptcy Code, and such involuntary petition has not been settled or otherwise dismissed within 90 Days of such filing; or

(c) a Party otherwise becomes insolvent, whether by an inability to meet its debts as they come due in the ordinary course of business or because its liabilities exceed its assets on a balance sheet test; and/or however such insolvency may otherwise be evidenced.

ARTICLE 14

FORCE MAJEURE

Section 14.1 Suspension of Obligations. In the event a Party is rendered unable, wholly or in part, by Force Majeure to carry out its obligations under this Agreement, other than the obligation to make payments then or thereafter due hereunder, and such Party promptly gives notice and reasonably full particulars of such Force Majeure in writing to the other Parties promptly after the occurrence of the cause relied on, then the obligations of the Party giving such notice, so far as and to the extent that they are affected by such Force Majeure, shall be suspended during the continuance of any inability so caused, but for no longer period, and such cause shall so far as reasonably possible be remedied with all reasonable dispatch by the Party claiming Force Majeure.

Section 14.2 Definition of Force Majeure. The term “Force Majeure” as used in this Agreement shall mean any cause or causes not reasonably within the control of the Party claiming relief and which, by the exercise of reasonable diligence, such Party is unable to prevent or overcome, including acts of God; strikes, lockouts or other industrial disturbances; acts of the public enemy, acts of terror, sabotage, wars, blockades, military action, insurrections or riots; epidemics; landslides, subsidence, lightning, earthquakes, fires, storms or storm warnings; crevasses, floods or washouts; civil disturbances; explosions, breakage or accident to wells, machinery, equipment or lines of pipe; the necessity for testing or making repairs or alterations to wells, machinery, equipment or lines of pipe; freezing of wells, equipment or lines of pipe; inability of any Party hereto to obtain, after the exercise of reasonable diligence, necessary materials, supplies, rights of way or Permits; or any action or restraint by any Governmental Authority (so long as the Party claiming relief has not applied for or assisted in the application for, and has opposed where and to the extent reasonable, such action or restraint, and as long as such action or restraint is not the result of a failure by the claiming Party to comply with Applicable Law).

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 14.3 Settlement of Strikes and Lockouts. It is understood and agreed that the settlement of strikes or lockouts shall be entirely within the discretion of the Party affected thereby, and that the above requirement that any Force Majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes or lockouts by acceding to the demands of the opposing party when such course is inadvisable in the sole discretion of the Party affected thereby.

Section 14.4 Payments for Services Performed. Notwithstanding the foregoing, it is specifically understood and agreed by the Parties that an event of Force Majeure will in no way affect or terminate Shipper’s obligation to make payment for the Services performed prior to such event of Force Majeure.

ARTICLE 15

INDEMNIFICATION

Section 15.1 Gatherer. Subject to the terms of this Agreement, including Article 16 and Section 18.8, Gatherer shall release, indemnify, defend and hold harmless Producer, Shipper and their Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Gatherer or (b) any breach of this agreement by Gatherer.

Section 15.2 Producer and Shipper. Subject to the terms of this Agreement, including Article 16 and Section 18.8, each of Producer and Shipper shall release, indemnify, defend and hold harmless Gatherer and its Affiliates, directors, officers, employees, agents, consultants, representatives and invitees from and against all claims and losses arising out of or relating to (a) the operations of Producer or Shipper (as applicable) (b) any breach of this agreement by Producer or Shipper (as applicable).

ARTICLE 16

CUSTODY AND TITLE

Section 16.1 Custody. As among the Parties, (a) Producer shall be in custody, control and possession of Producer’s Gas hereunder until such Gas is delivered to the Receipt Points, (b) Shipper shall be in custody, control and possession of Shipper’s Gas and NGLs allocated to Shipper after it is delivered to Shipper at the Gathering System Delivery Points or the Residue Delivery Points and (c) Producer shall be in custody, control and possession of Gas after such Gas is delivered to the Gas Lift Delivery Points. As among the Parties, Gatherer shall be in custody, control and possession of all Gas and NGLs in the Facilities at all other times. The Party having custody and control of Gas and NGLs under the terms of this Agreement shall be responsible for, and shall defend, indemnify, release and hold the other Parties and their respective Affiliates, and its and their directors, officers, employees, agents, consultants, representatives, invitees and contractors harmless from and against, all claims and losses of whatever kind and nature for anything that may happen or arise with respect to such Gas and NGLs when such Gas and/or NGLs are in its custody and control, including claims and losses resulting from any negligent acts or omissions of any indemnified party, but excluding any losses to the extent caused by or arising out of the negligence, gross negligence or willful misconduct of the party claiming indemnity.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 16.2 Shipper Warranty. Shipper represents and warrants that it owns, or has the right to deliver to the Gathering System and the Processing Plant, all Gas delivered under this Agreement. If the title to Gas delivered by Producer hereunder is disputed or is involved in any legal action, Gatherer shall have the right to cease receiving such Gas, to the extent of the interest disputed or involved in legal action, during the pendency of the action or until title is freed from the dispute, or until Producer furnishes, or causes to be furnished, defense and indemnification to save Gatherer harmless from all claims arising out of the dispute or action, with surety acceptable to Gatherer. Shipper shall release, indemnify, defend and hold harmless Gatherer from and against all claims and losses arising out of or related to any liens, encumbrances or adverse claims on any of Shipper’s Gas delivered to the Receipt Points.

Section 16.3 Title. Title to all Gas delivered under this Agreement, including all constituents thereof, shall remain with and in Shipper or its customers at all times; provided, however, that title to Gas used as FL&U shall pass from Shipper or the relevant third party to Gatherer immediately downstream of the Receipt Point. Title to all NGLs that are recovered from Shipper’s Gas in the Facilities shall remain with Shipper. Title to water that is removed from Shipper’s Gas in the Facilities shall pass to Gatherer immediately downstream of the point of recovery, and title to water that condenses from Shipper’s Gas in the Facilities shall pass to Gatherer immediately downstream of the Receipt Point.

ARTICLE 17

TAXES; ROYALTIES

Section 17.1 Taxes. Shipper shall pay or cause to be paid and agrees to hold Gatherer harmless as to the payment of all excise, gross production, severance, sales, occupation and all other Taxes, charges or impositions of every kind and character required by statute or by order of Governmental Authorities and levied against or with respect to any Gas delivered by or on account of Shipper under this Agreement. Gatherer shall not become liable for such Taxes, unless designated to remit those Taxes on behalf of Shipper by any duly constituted jurisdictional agency having authority to impose such obligations on Gatherer, in which event the amount of such Taxes remitted on Shipper’s behalf shall be (a) reimbursed by Shipper upon receipt of invoice, with corresponding documentation from Gatherer setting forth such payments, or (b) deducted from amounts otherwise due to Gatherer under this Agreement. Gatherer shall pay or cause to be paid all Taxes, charges and assessments of every kind and character required by statute or by order of Governmental Authorities with respect to the Facilities or provision of the Services. No Party shall be responsible nor liable for any Taxes or other statutory charges levied or assessed against the facilities of any other Party, including ad valorem tax (however assessed), used for the purpose of carrying out the provisions of this Agreement or against the net worth or capital stock of such Party.

Section 17.2 Royalties. As among the Parties, Producer shall have the sole and exclusive obligation and liability for the payment of all Persons due any proceeds derived from Shipper’s Gas and NGLs allocated to Shipper hereunder (including all constituents and products thereof) delivered under this Agreement, including royalties, overriding royalties and similar interests, in accordance with the provisions of the leases or agreements creating those rights to proceeds. In no event will Gatherer have any obligation to those Persons due any of those proceeds of production attributable to any such Gas (including all constituents and products

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

thereof) delivered under this Agreement. Although Shipper shall retain title to Gas as provided in this Section 17.2, Gatherer shall have the right to commingle Gas delivered by Shipper with Third Party Gas.

ARTICLE 18

MISCELLANEOUS

Section 18.1 Rights. The failure of any Party to exercise any right granted hereunder shall not impair nor be deemed a waiver of that Party’s privilege of exercising that right at any subsequent time or times.

Section 18.2 Applicable Laws. This Agreement is subject to all valid present and future laws, regulations, rules and orders of Governmental Authorities now or hereafter having jurisdiction over the Parties, this Agreement, or the services performed or the facilities utilized under this Agreement.

Section 18.3 Governing Law; Jurisdiction; Waiver of Jury Trial.

(a) This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Texas, without regard to choice of law principles that would result in the application of the laws of a different jurisdiction.

(b) The Parties agree that the appropriate, exclusive and convenient forum for any disputes between the Parties arising out of this Agreement or the transactions contemplated hereby shall be in any state or federal court in Harris County, Texas, and each of the Parties irrevocably submits to the jurisdiction of such courts solely in respect of any proceeding arising out of or related to this Agreement. The Parties further agree that the Parties shall not bring suit with respect to any disputes arising out of this Agreement or the transactions contemplated hereby in any court or jurisdiction other than the above specified courts.

(c) EACH PARTY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ITS RIGHT TO TRIAL BY JURY IN ANY PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE.

Section 18.4 Successors and Assigns.

(a) This Agreement shall extend to and inure to the benefit of and be binding upon the Parties and their respective successors and permitted assigns. Except as set forth in Section 17.4(b), no Party shall have the right to assign its respective rights and obligations in whole or in part under this Agreement without the prior written consent of the other Parties (such consent shall not be unreasonably withheld, conditioned or delayed) and any assignment or attempted assignment made otherwise than in accordance with this Section 18.4 shall be null and void ab initio.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(b) Notwithstanding Section 18.4 (a):

(i) Gatherer shall have the right to assign its rights under this Agreement, in whole or in part, as applicable, without the consent of Producer and Shipper, if such assignment is made to any Person to which the Facilities or any part thereof has been or will be Transferred that assumes in writing all of Gatherer’s obligations hereunder (if applicable, to the extent that part of the Facilities being Transferred to such Person) and is an Affiliate of Gatherer;

(ii) Gatherer shall have the right to grant a security interest in this Agreement to a lender or other debt provider (or trustee or agent on behalf of such lender) of Gatherer; and

(iii) Producer and Shipper shall have the right to assign their rights under this Agreement, in whole or in part, as applicable, without the consent of Gatherer, to any Person to which Producer sells, assigns or otherwise Transfers all or any portion of the Dedicated Properties and who assumes in writing all of Producer’s and Shipper’s obligations hereunder (if applicable, to the extent of the Dedicated Properties being Transferred to such Person) and Producer and Shipper shall be released from its obligations under this Agreement to the extent of such assignment.

(c) If this Agreement is assigned (in whole or in part) by Gatherer to any Person that is not an Affiliate of OMS or MLP, or if there is a change of Control of MLP or any DevCo such that an Affiliate of Oasis Petroleum Inc. no longer Controls MLP or such DevCo (as applicable), then Producer and Shipper can seek to renegotiate the terms and conditions of this Agreement with Gatherer. If the Parties are unable to agree on mutually agreeable amendments (if any) to this Agreement, then Producer and Shipper shall have the collective right to terminate this Agreement, effective upon the assignment or change of Control, as applicable.

Section 18.5 Severability. If any provision of this Agreement is determined to be void or unenforceable, in whole or in part, then (a) such provision shall be deemed inoperative to the extent it is deemed void or unenforceable, (b) the Parties agree to enter into such amendments to this Agreement in order to give effect, to the greatest extent legally possible, to the provision that is determined to be void or unenforceable and (c) the other provisions of this Agreement in all other respects shall remain in full force and effect and binding and enforceable to the maximum extent permitted by law; provided, however, that in the event that a material term under this Agreement is so modified, the Parties will, timely and in good faith, negotiate to revise and amend this Agreement in a manner which preserves, as closely as possible, each Party’s business and economic objectives as expressed by the Agreement prior to such modification.

Section 18.6 Confidentiality.

(a) Confidentiality. Except as otherwise provided in this Section 18.6, each Party agrees that it shall maintain all terms and conditions of this Agreement, and all information disclosed to it by another Party or obtained by it in the performance of this Agreement and relating to another Party’s business (including Development Plans, Facilities Plans and all data relating to the production of Producer, including well data, production volumes, volumes

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

gathered, compressed, processed and delivered to the Delivery Points, and gas quality) (collectively, “Confidential Information”) in strictest confidence, and that it shall not cause or permit disclosure of this Agreement or its existence or any provisions contained herein without the express written consent of the disclosing Party.

(b) Permitted Disclosures. Notwithstanding Section 18.6(a) disclosures of any Confidential Information may be made by any Party (i) to the extent necessary for such Party to enforce its rights hereunder against another Party; (ii) to the extent to which a Party is required to disclose all or part of this Agreement by a statute or by the order or rule of a Governmental Authority exercising jurisdiction over the subject matter hereof, by order, by regulations or by other compulsory process (including deposition, subpoena, interrogatory or request for production of documents); (iii) to the extent required by the applicable regulations of a securities or commodities exchange; (iv) to a third person in connection with a proposed sale or other transfer of a Party’s interest in this Agreement (provided such third person agrees in writing to be bound by the terms of this Section 18.6); (v) to its own directors, officers, employees, agents and representatives; (vi) to an Affiliate; (vii) to financial advisors, attorneys and banks (provided that such Persons are subject to a confidentiality undertaking consistent with this Section 18.6(b)) or (viii) except for information disclosed pursuant to Article 3, to a royalty, overriding royalty, net profits or similar owner burdening Dedicated Gas (provided such royalty, overriding royalty, net profits or similar owner agrees in writing to be bound by the terms of this Section 18.6).

(c) Notification. If a Party is or becomes aware of a fact, obligation or circumstance that has resulted or may result in a disclosure of any of the terms and conditions of this Agreement authorized by Section 18.6(b)(ii) or (iii), it shall so notify in writing the disclosing Party promptly and shall provide documentation or an explanation of such disclosure as soon as it is available.

(d) Party Responsibility. Each Party shall be deemed solely responsible and liable for the actions of its directors, officers, employees, agents, representatives and Affiliates for maintaining the confidentiality commitments of this Section 18.6.

(e) Public Announcements. The Parties agree that prior to making any public announcement or statement with respect to this Agreement or the transaction represented herein permitted under this Section 18.6, the Party desiring to make such public announcement or statement shall provide the other Parties with a copy of the proposed announcement or statement prior to the intended release date of such announcement. The other Parties shall thereafter consult with the Party desiring to make the release, and the Parties shall exercise their reasonable efforts to (i) agree upon the text of a joint public announcement or statement to be made by all Parties or (ii) in the case of a statement to be made solely by one Party, obtain approval of the other Parties to the text of a public announcement or statement. Nothing contained in this Section 18.6 shall be construed to require any Party to obtain approval of any other Party to disclose information with respect to this Agreement or the transaction represented herein to any Governmental Authority to the extent required by Applicable Law or necessary to comply with disclosure requirements of the Securities and Exchange Commission, New York Stock Exchange or any other regulated stock exchange.

(f) Survival. The provisions of this Section 18.6 shall survive any expiration or termination of this Agreement for a period of one year.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Section 18.7 Entire Agreement, Amendments and Waiver. The exhibits to this Agreement are hereby incorporated by reference into this Agreement. This Agreement, including all exhibits hereto, integrates the entire understanding among the Parties with respect to the subject matter covered and supersedes all prior understandings, drafts, discussions or statements, whether oral or in writing, expressed or implied, dealing with the same subject matter. This Agreement may not be amended or modified in any manner except by a written document signed by the Parties that expressly amends this Agreement. No waiver by a Party of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless expressly provided. No waiver shall be effective unless made in writing and signed by the Party to be charged with such waiver.

Section 18.8 Limitation of Liability. NOTWITHSTANDING ANYTHING IN THIS AGREEMENT TO THE CONTRARY, NEITHER PARTY SHALL BE LIABLE TO THE OTHER PARTY FOR SPECIAL, INDIRECT, CONSEQUENTIAL, PUNITIVE OR EXEMPLARY DAMAGES SUFFERED BY SUCH PARTY RESULTING FROM OR ARISING OUT OF THIS AGREEMENT OR THE BREACH THEREOF OR UNDER ANY OTHER THEORY OF LIABILITY, WHETHER TORT, NEGLIGENCE, STRICT LIABILITY, BREACH OF CONTRACT, WARRANTY, INDEMNITY OR OTHERWISE, INCLUDING LOSS OF USE, INCREASED COST OF OPERATIONS, LOSS OF PROFIT OR REVENUE, OR BUSINESS INTERRUPTIONS; PROVIDED, HOWEVER, THAT THE FOREGOING LIMITATION SHALL NOT APPLY TO ANY DAMAGE CLAIM ASSERTED BY OR AWARDED TO A THIRD PARTY FOR WHICH A PARTY WOULD OTHERWISE BE LIABLE UNDER ANY INDEMNIFICATION PROVISION SET FORTH HEREIN.

Section 18.9 Headings. The headings and captions in this Agreement have been inserted for convenience of reference only and shall not define or limit any of the terms and provisions hereof.

Section 18.10 Rights and Remedies. Except as otherwise provided in this Agreement, each Party reserves to itself all rights, counterclaims, other remedies and defenses that such Party is or may be entitled to arising from or out of this Agreement or as otherwise provided by law.

Section 18.11 No Partnership. Nothing contained in this Agreement shall be construed to create an association, trust, partnership, or joint venture or impose a trust, fiduciary or partnership duty, obligation or liability on or with regard to any Party.

Section 18.12 Rules of Construction. In construing this Agreement, the following principles shall be followed:

(a) no consideration shall be given to the fact or presumption that one Party had a greater or lesser hand in drafting this Agreement;

(b) examples shall not be construed to limit, expressly or by implication, the matter they illustrate;

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c) the word “includes” and its syntactical variants mean “includes, but is not limited to,” “includes without limitation” and corresponding syntactical variant expressions;

(d) the plural shall be deemed to include the singular and vice versa, as applicable;

(e) references to any Person (including any Governmental Authority) shall include such Person’s permitted successors and assigns;

(f) reference to any agreement, document or instrument shall mean such agreement, document or instrument as amended, replaced, restated or modified and in effect from time to time in accordance with the terms thereof;

(g) references to any Applicable Law (including any statute referenced in this Agreement) means such Applicable Law as amended, modified, codified, replaced or re-enacted, in whole or in part, and in effect from time to time, including rules and regulations promulgated thereunder, and references to any section or other provision of any Applicable Law means that provision of such Applicable Law from time to time in effect and constituting the substantive amendment, modification, codification, replacement or re-enactment of such section or other provision;

(h) references to any Exhibit, Article, Section or other sub-section shall be references to an Exhibit, Article, Section or other sub-section of this Agreement; and

(i) references to currency shall be references to the lawful money of the United States, unless otherwise indicated, and any payments and transfers of funds shall be made in immediately available funds.

Section 18.13 No Third Party Beneficiaries. This Agreement is for the sole benefit of the Parties and their respective successors and permitted assigns, and shall not inure to the benefit of any other Person whomsoever or whatsoever, it being the intention of the Parties that no third Person shall be deemed a third party beneficiary of this Agreement.

Section 18.14 Further Assurances. Each Party shall take such acts and execute and deliver such documents as may be reasonably required to effectuate the purposes of this Agreement.

Section 18.15 Counterpart Execution. This Agreement may be executed in any number of counterparts, each of which shall be considered an original, and all of which shall be considered one and the same instrument. A signed copy of this Agreement delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement.

Section 18.16 Memorandum of Agreement. Contemporaneously with the execution of this Agreement, the Parties shall execute, acknowledge, deliver and record a “short form” memorandum of this Agreement in the form of Exhibit G attached hereto (as modified, including by the addition of any required property descriptions, required by local law and practice to put such memorandum of record and put third parties on notice of this Agreement), which shall be

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

placed of record in each state and county in which the currently-existing Dedicated Properties are located. The Parties further agree that such memoranda shall be executed and delivered by the Parties from time to time at any Party’s reasonable request to evidence any additions or additional areas or Interests to, or permanent releases from, the dedication and commitment made by Producer and Shipper under this Agreement.

[Signature Page(s) Follows]

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, the Parties have duly executed this Agreement to be effective for all purposes on the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

OASIS PETROLEUM MARKETING LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By:
Name:
Title:

Gas Gathering, Compression and Processing and Gas Lift Agreement

Signature Page

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT A

DEDICATED ACREAGE

The outlined area noted in black below shall be the Dedicated Acreage.

T153N R98W
T153N R97W
T152N R99W
T152N R98W
T152N R97W
T151N R98W
T151N R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community
LOCATION MAP
Divide
Burke
Williams
Mountrail
McKenzie
Dunn
Constructed Gas Gathering Pipeline
Planned Gas Gathering Pipeline
Compressor Stations
Planned Gas Lift Pipeline
Planned Fuel Gas Pipeline
Dedication Area
Oasis Operated DSUs
OMS Wild Basin Plant
0 0.5 1 1.5 2 Miles
1 in = 10,000 feet
CONFIDENTIAL
Coordinate System: NAD 1927 BLM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Easting: 1,640,416.6667
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US
OASIS PETROLEUM
EXHIBIT A
DEDICATED ACREAGE
For: G. Hills
21 September 2015
5/16/2017

Exhibit A – Page 1

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AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT B

FACILITIES

T153N
R98W
T153N
R97W
T152N
R99W
T152N
R98W
T152N
R97W
T151N
R98W
T151N
R97W
Sources: Esri, HERE, DeLorme, USGS, Intermap, INCREMENT P, NRCan, Esri Japan, METI, Esri China (Hong Kong), Esri Korea, Esri (Thailand), MapmyIndia, NGCC, © OpenStreetMap contributors, and the GIS User Community

LOCATION MAP

Divide
Burke
Williams
Mountrail
McKenzie
Dunn

- Constructed Gas Gathering Pipeline
- Planned Gas Gathering Pipeline
- Compressor Stations
- Planned Gas Lift Pipeline
- Planned Fuel Gas Pipeline
- Dedication Area
- Oasis Operated DSUs
- OMS Wild Basin Plant

0 0.5 1 1.5 2 Miles

1 in = 10,000 feet

Maps and interpretive data are proprietary and provided for informational use only. All rights reserved. All maps, data and information are provided "as is" without warranty, express or implied, as to the use of such information, and all such information should be independently verified before use. No part of this map or any associated data may be disclosed, reproduced or disseminated in any form or by any means, electronic or mechanical, including photocopying, recording or by any information storage or retrieval systems, without prior written permission from Oasis Petroleum.

CONFIDENTIAL

Coordinate System: NAD 1927 BLM Zone 13N
Projection: Transverse Mercator
Datum: North American 1927
False Easting: 1,640,416.6667
False Northing: 0.0000
Central Meridian: -105.0000
Scale Factor: 0.9996
Latitude Of Origin: 0.0000
Units: Foot US

OASIS PETROLEUM

EXHIBIT B
GATHERING SYSTEM, PROCESSING PLANT, and Gas Lift System

Interpreted by: E. Branton | For: G. Hills
Date: 21 September 2015 | Revised Date: 5/16/2017

Exhibit B – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT C

DELIVERY POINTS

Residue Delivery Point:	WBI Energy Transmission, Inc.	Section 35, 151N 98W
NGLs Delivery Point:	ONEOK Bakken Pipeline, LLC	Section 35, 151N 98W
Upstream Delivery Point:	Kinder / Hiland Gathering System	Section 1, 151N 99W
Upstream Delivery Point:	ONEOK Rocky Mountain Gathering	Section 3, 151N 98W

*	Other Delivery Points as mutually agreed to by the Parties.

Exhibit C – Page 1

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT D

EXCLUDED WELLS

A. Johnson #12-1H (PU)
Aagvik #1-35H (PU)(S.A.M.)
Berquist #33-28H (S.A.M.-D)
Berquist #34-27H (S.A.M.-D)
Forland #28-33H (PU)
Johnsrud #19-18H (PU) (S.A.M.-D)
Lundeen #4-26H (PU) (S.A.M.-D)
Nelson #11-2H (PU)
Nelson #14-23H (PU)
Patsy #5-8HTF
Pederson #10-3H (PU)(S.A.M.-D)
Rolfson #20-17H (PU) (S.A.M.-D)
Rolfson #29-32H (PU) (S.A.M.-D)
Rolfsrud #18-19H (PU) (S.A.M.-D)
Rolfsrud #7-6H (PU) (S.A.M.-D)
Ceynar #29-32H (PU) (S.A.M.-D)
Lawlar #23-14H (PU) (S.A.M.-D)
Lawlar #26-35H (PU) (S.A.M.-D)
Mildred Nelson #4-25H (PU) (S.A.M.-D)
Nordeng #24-13H (PU) (S.A.M.-D)
Theodore #1-9H (PU) (S.A.M.)
Wold #34-27H (PU) (S.A.M.-D)
Wold #15-3H

Exhibit D – Page 1

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REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT E

FORM OF RIGHT OF WAY AGREEMENT

RIGHT OF WAY AND EASEMENT AGREEMENT

KNOW ALL PERSONS BY THESE PRESENTS,                                         , whose address is                                          (“Owner”, whether one or more), for and in consideration of Twenty-Five Dollars ($25.00) and other good and valuable consideration in hand paid, the receipt and sufficiency of which are hereby acknowledged, does hereby GRANT, BARGAIN, SELL, CONVEY and WARRANT unto Oasis Midstream Services LLC, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin Street, Suite 1500, Houston, Texas 77002, its successors and assigns (“MLP”, and collectively with OMS, “Grantee”) a perpetual and permanent right-of-way and easement (the “ROW”) of Fifty feet (50’) in width for the placement of up to four (4) Pipelines (as defined herein). The ROW is granted for the purpose of laying, constructing, maintaining, operating, inspecting, repairing, replacing, protecting, changing the size of and removing pipelines and appurtenances thereto for the transportation of oil, gas, fresh water, production water, kindred substances and vapors or the products thereof (the “Pipelines”) upon and along a route to be selected by Grantee in consultation with Owner on, under and across lands of Owner, situated in the County of                     , State of                     , described as follows:

Township                          , Range

Section     :

More particularly shown on Plat marked Exhibit “A”, and by this reference made a part hereof.

In addition to the ROW described above, during any period of time that Grantee is installing or maintaining the Pipelines, Owner does HEREBY GRANT, BARGAIN, SELL, CONVEY AND WARRANT unto Grantee a temporary easement of Seventy-Five feet (75’) in width, except that such easement shall be to a width of One Hundred feet (100’) at all road, ditch, and waterway crossings and any areas of severely uneven ground.

The aforesaid rights and the ROW are granted as and from the date hereof, and shall be perpetual, on the following terms and conditions, which are hereby mutually agreed to by and between Owner and Grantee.

1. Together with an easement for restricted rights of ingress and egress to, from and along said pipeline(s) and facilities of Grantee on, over and across said lands and adjacent lands of Owner, and Grantee shall have all privileges necessary or convenient for the full use and enjoyment of the rights herein granted.

2. Grantee may record this Right of Way Agreement attaching a plat as Exhibit “A” (incorporated herein by reference) of the actual route of the facilities constructed hereunder and/or of the ingress/egress easement to further identify the locations thereof.

3. Grantee shall bury the top of its pipelines at or below Four feet (4’) in depth. Grantee shall restore the land as soon as practicable after the pipelines are completed. Restoration shall be made as near as practicable to the condition when Grantee first entered onto the land. Grantee’s agreement to bury all pipelines shall in no way restrict Grantee from installing above ground appurtenant facilities (markers, risers, headers, block valves, monitors, cathodic protection equipment, electrical power lines, etc.) necessary for the operations of said pipelines; however Grantee agrees to reasonably attempt to locate said appurtenant facilities so as to minimize the impact of same to Owner’s use of the land covered herein.

Exhibit E – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

4. Owner and its successors and assigns reserves all oil, gas and minerals, if owned, on and under said lands and the right to farm, graze and otherwise fully use and enjoy said lands; provided that Owner agrees not to construct or create any obstruction, structure, or engineering work on the herein granted right of way that will interfere with rights and interests of Grantee herein granted, and provided further that Grantee shall have the right hereafter to keep clear obstructions from the herein granted right of way and ingress/egress easement. Grantee agrees to pay Owner or any tenant, as their interest may appear, for actual damages to crops, pasture, timber, livestock, fences and other improvements on said premises which may arise from exercise of the rights herein granted, provided Grantee shall not be liable for damages for future clearing of the right of way and ingress/egress easement in exercise of the rights herein granted.

5. Grantee shall be liable for reclamation and damages resulting from a breach or spill.

6. Grantee agrees to comply with all applicable state and local regulations.

7. This Agreement may be executed in several counterparts, each of which shall be an original of this Agreement but all of which, taken together, shall constitute one and the same Agreement and be binding upon the parties who executed any counterpart, regardless of whether it is executed by all parties named herein.

8. Owner agrees to grant additional lateral right of ways and perpetual easements that Grantee may need to connect to any well or wells, production facilities and/or compressor stations. This additional grant includes the pipelines needed to transport oil, gas, fresh water, production water, kindred substances and vapors. Owner will be paid for the additional lateral right of ways and perpetual easements based on the same terms agreed upon in the Payment Agreement of even date herewith. Grantee will have the right to amend this Right of Way and Easement Agreement by filing an amendment, executed solely by Grantee, with new plats showing the location of the additional lateral right of ways and perpetual easements.

9. This instrument together with the Payment Agreement for Right of Way and Easement dated                      constitutes the entire agreement and understanding of the parties and supersedes all prior understandings, negotiations and agreements of the parties related to the subject matter hereof. Each party agrees to give the other a 30 day right to cure after notice of any default before seeking termination or exercising any other remedy.

TO HAVE AND TO HOLD said right of way and easement unto said Grantee, its successors and assigns for so long as same are used for the purposes herein granted. All provisions hereof are appurtenant to, run with and burden the above described land, and are binding upon and inure to the benefit of the successors, assigns, heirs, executors, administrators and other legal representatives of each of the parties.

Exhibit E – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Executed this      day of             , 20    .

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit E – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF

COUNTY OF

On this      day of             , in the year         , before me personally appeared                                         , known to me (or proved to me on the oath of                     ) to be the person who is described in and who executed the within and foregoing instrument, and acknowledged to me that (he/she/they) executed the same.

(Seal)

Notary Public in and for the State of

Printed Name:

Commission Expires:

STATE OF

COUNTY OF

On this      day of             , in the year         , before me personally appeared                                         , known to me (or proved to me on the oath of                     ) to be the attorney-in-fact of the limited liability company described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)

Notary Public in and for the State of

Printed Name:

Commission Expires:

STATE OF

COUNTY OF

On this      day of             , in the year         , before me personally appeared                                         , known to me (or proved to me on the oath of                     ) to be the                      of the limited partnership described in and that executed the within instrument, and acknowledged to me that such corporation executed the same.

(Seal)

Notary Public in and for the State of

Printed Name:

Commission Expires:

Exhibit E – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

PAYMENT AGREEMENT FOR RIGHT OF WAY AND EASEMENT AGREEMENT

This agreement entered into this      day of             , 2017 between                                         , husband and wife whose address is                                          (“Owner”), Oasis Midstream Services LLC, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“OMS”), and Oasis Midstream Partners LP, whose address is 1001 Fannin, Suite 1500, Houston, Texas 77002, its successors or assigns (“MLP”, and collectively with OMS, “Grantee”). In consideration of Twenty Five Dollars ($25.00) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Owner hereby consents and agrees to the payment arrangement set out below regarding that certain Right of Way and Easement Agreement from Owner to Grantee (“ROW Agreement”) covering the following described lands located in                      County, North Dakota:

Township North, Range West, 5th P.M.

Section     :

Grantor acknowledges receipt of $500.00 as a down payment. The pipeline payment of $         per rod is to be paid per pipeline for up to four (4) pipelines. The down payment will be deducted from the calculation of the total payment. The balance of the consideration due, if any, will be paid within thirty (30) days of the completion of a final survey of the pipelines as installed. In the event it is necessary to place an additional line or lines, not to exceed four (4) lines, in a new lateral Right of Way, then Grantee agrees to pay Owner $         per rod for the placement of each additional pipeline that is placed in the lateral Right of Way.

Grantee agrees to pay, in addition to the aforementioned payment, either (i) One Thousand Dollars and no/100 ($1,000.00) per mile, or (ii) the established yield as determined by the Farm Service Agency office per mile of growing or planted crops, or hay land, where applicable, within the right of way under the ROW Agreement which were destroyed as a direct result of the initial construction and installation of the Facilities.

If said Grantor owns less interest in the above described land than the entire and undivided fee simple estate therein, then the payments herein provided for shall be paid the said Grantor only in the proportion which Grantor’s interest bears to the whole and undivided fee.

It is expressly understood and agreed that the above specified payment for the ROW Agreement is contingent upon construction.

Exhibit E – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Owner:	Grantee:

Oasis Midstream Services LLC

Name:
Title:

Oasis Midstream Partners LP

Name:
Title:

Exhibit E – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT F

RESERVED

Exhibit F – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT G

FORM OF MEMORANDUM OF AGREEMENT

MEMORANDUM OF AGREEMENT

This MEMORANDUM OF GAS GATHERING, COMPRESSION AND PROCESSING AND GAS LIFT AGREEMENT (this “Memorandum”) is entered into effective [            ], 2017 (the “Effective Date”), by and among OASIS PETROLEUM NORTH AMERICA LLC (“Producer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, OASIS PETROLEUM MARKETING LLC (“Shipper”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002, OASIS MIDSTREAM SERVICES LLC (“OMS”) with an address of 1001 Fannin, Suite 1500 Houston TX 77002, and OASIS MIDSTREAM PARTNERS LP (“MLP”, and collectively with OMS, “Gatherer”), with an address of 1001 Fannin, Suite 1500 Houston TX 77002.

WHEREAS, Producer, Shipper, and Gatherer entered into that certain Gas Gathering, Compression and Processing and Gas Lift Agreement effective [            ], 2017 (the “Agreement”), pursuant to which Gatherer will provide certain gathering, compression, processing, gas lift and other services as therein set forth;

WHEREAS, any capitalized term used, but not defined, in this Memorandum shall have the meaning ascribed to such term in the Agreement; and

WHEREAS, the Parties desire to file this Memorandum of record in the real property records of McKenzie County, North Dakota, described on Attachment 1 hereto (the “Dedicated Acreage”), to give notice of the existence of the Agreement and certain provisions contained therein;

NOW THEREFORE, FOR GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1. Notice. Notice is hereby given of the existence of the Agreement and all of its terms, covenants and conditions to the same extent as if the Agreement was fully set forth herein. Certain provisions of the Agreement are summarized in Sections 2 through 3 below.

2. Dedication and Commitment.

(i)	Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Producer has exclusively dedicated the Dedicated Properties to Gatherer for the performance of the Services under the Agreement and commits to deliver to Gatherer on account of Shipper, as and when produced, all Dedicated Gas into the Facilities for the performance of the Services under the Agreement.

(ii)	Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, Shipper has exclusively

Exhibit G – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

dedicated and commits to deliver to Gatherer, as and when produced and purchased from Producer, all Dedicated Gas into the Facilities for the performance of the Services under the Agreement.

3. Covenant Running with the Land. Subject to the exceptions, exclusions and reservations set forth in the Agreement and the other terms and conditions of the Agreement, the Parties intend that the dedication and commitment made by Producer and Shipper under the Agreement be a covenant running with (a) the Dedicated Properties, as a burden on Producer’s title thereto and binding on successors-in-interest in and to the Dedicated Properties, and (b) the Facilities, as a benefit accruing to Gatherer’s title thereto and inuring to the benefit of successors-in-interest to the Facilities. Producer shall not Transfer any or all of its interest in any Dedicated Property unless (i) Producer obtains and delivers to Gatherer a written acknowledgment by the Transferee in favor of Gatherer acknowledging that the Transferred Dedicated Property shall remain subject to the Agreement in all respects and (ii) each instrument of conveyance expressly so states.

4. No Amendment to Agreement. This Memorandum is executed and recorded solely for the purpose of giving notice and shall not amend or modify the Agreement in any way.

Exhibit G – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

IN WITNESS WHEREOF, this Memorandum has been signed by or on behalf of each of the Parties as of the Effective Date.

OASIS PETROLEUM NORTH AMERICA LLC

By:
Name:
Title:

OASIS PETROLEUM MARKETING LLC

By:
Name:
Title:

OASIS MIDSTREAM SERVICES LLC

By:
Name:
Title:

OASIS MIDSTREAM PARTNERS LP

By:
Name:
Title:

Exhibit G – Page 3

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

ACKNOWLEDGEMENTS

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Petroleum North America LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Petroleum Marketing LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Midstream Services LLC, a Delaware limited liability company, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit G – Page 4

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

STATE OF [ ]	§
§
COUNTY OF [ ]	§
§

The foregoing instrument was acknowledged before me on the      day of             , 2017, by [                    ], [                    ] of Oasis Midstream Partners LP, a Delaware limited partnership, on behalf of said entity.

Notary Public in and for

Printed or Typed Name of Notary

Exhibit G – Page 5

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Attachment 1

DEDICATED ACREAGE

[Description to be included.]

Exhibit G – Page 6

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT H

FORM OF MONTHLY STATEMENT

Oasis Midstream Services, LLC.	Meter Allocation Statement	Wild Basin Gathering System

Meter and Contract Information

Contract party	Contract Number	Meter Name	Meter Number	Accounting Date	Production Date	Statement Date	Mcf	BTU Factor		MMBtu		Settlement Summary
Oasis Petroleum Marketing	99999	Johnsrud 5198 11-18 3BX	12345	April-17	March-17	04/20/17
						CTB Gross	[***]	[	***]	[***]	NGL Value		$—
						Regional Gas Lift	—			—	Residue Value		$—
						Upstream Deliveries	[***]			[***]	Fees	$	[***]

						Net Plant Inlet	[***]			[***]	Net Amount Due	$	[***]

Plant Totals

Product			Theoretical Gallons	Actual Gallons
H2S
CO2
N2
Methane
Ethane			[***]		—
Propane			[***]		[***]
Iso-Butane			[***]		[***]
Normal Butane			[***]		[***]
Iso-Gasoline			[***]		[***]
Normal Gasoline			[***]		[***]
C6+			[***]		[***]

			[***]		[***]

Residue

Units			Theoretical Residue	Actual Residue
MCF			[***]		[***]
MMBTU			[***]		[***]
Residue BTU Factor		[***]

CTB Fees
Gathering	$	[***]	[***]	$	[***]
Compression	$	[***]	[***]	$	[***]
Processing	$	[***]	[***]	$	[***]
Gas Lift	$	[***]	[***]	$	[***]
Total Fees				$	[***]

Johnsrud 5198 11-18 3BX

Mole %	GPM	Theoretical Gallons		Plant Recoveries		Actual Gallons	Shrink MMBtu	Shrink Mcf	Contract %		Settled Gallons	Net Price	Liquid Value

[***]
[***]
[***]
[***]	[***]	[***]		[***]	%	—	—	—	[***]	%	—		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—
[***]	[***]	[***]		[***]	%	[***]	[***]	[***]	[***]	%	[***]		$—

[***]	[***]	[***]				[***]	[***]	[***]			[***]		$—

Residue
Theoretical Residue	Actual Residue	Fuel		Lost & Unaccounted For		Residue to WBI	Gas Lift				Settled Residue	Net Price	Residue Value
[***]	[***]					[***]
[***]	[***]	[***]		[***]		[***]	[***]				[***]		$—
		[***]	%	[***]	%

Contacts

Name	[***]
Phone#	[***]
Email	[***]

*	Individual Receipt Point allocation to be provided on a Monthly basis.

Exhibit H – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT I

DOWNSTREAM NGL SPECIFICATIONS

BAKKEN NGL PIPELINE

Product Specification Sheet

Product: Demethanized Mix – Y-Grade	Date Originally Issued: 11/20/2012

Specification Number: BKNNGL-RF	Revision Date:

Revision Number: 0

Specification Points	Test Method (Latest Issue)	Maximum	Minimum
Composition

Carbon Dioxide, Maximum	GPA 2177	[***]	[***]

Methane, Maximum	GPA 2177	[***]	[***]

Aromatics, Maximum	GPA 2186	[***]LV%

Olefins, Maximum	GPA 2186	[***]	[***]

COS, by wt of C3 component	ASTM D5623 or GPA 2199	[***] ppmw

Vapor Pressure – psig @ 100° F

psig @ 100° F, Maximum	GPA 2177, Appendix B	[***]

Corrosiveness

Copper Strip @ 100 F	ASTM D 1838	[***]

Volatile Sulfur, by weight

PPM by Weight, Maximum	ASTM D 6667	[***] ppm

Hydrogen Sulfide	ASTM D 2420	[***]

Distillation

End Point @ 14.7 psia, °F, Max	ASTM D 86	[***]° F [***]

Exhibit I – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

Color

Saybolt Number, Minimum	ASTM D 156	[***] [***]

Dryness

Free Water	Inspection	[***] at [***]° F

Product Temperature

Product containing 65 mole % or more Ethane, °F, Maximum		[***]°F

Product containing less than 65 mole % Ethane, °F, Maximum		[***]°F

Notes:

1.	[***]
2.	[***]
3.	[***]
4.	[***]
5.	[***]

Exhibit I – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT J

STANDARD METER FACILITIES

Exhibit J – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT K

FEES

(a) Shipper shall pay Gatherer each Month the following Fees:

(i) The product of (A) the aggregate volume of Gas (in MCF) received by Gatherer from Shipper or for Shipper’s account at each Receipt Point (but excluding Gas received at the Receipt Point at the Stabilizer Interconnection), less the volume of Gas Lift Gas (in MCF) redelivered to Shipper at the Gas Lift Delivery Points during such Month, multiplied by (B) $[***] (as may be increased in accordance with clause (d) of this Exhibit K, the “Gathering Fee”);

(ii) The product of (A) the aggregate volume of Gas (in MCF) received by Gatherer from Shipper or for Shipper’s account at each Receipt Point and compressed at each System Compressor Station, less the volume of Gas Lift Gas (in MCF) redelivered to Shipper at the Gas Lift Delivery Points during such Month, multiplied by (B) $[***] (as may be increased in accordance with clause (d) of this Exhibit K, the “Compression Fee”);

(iii) The product of (A) the aggregate volume of Gas (in MCF) received by Gatherer from Shipper or for Shipper’s account at each Receipt Point, less the volume of Gas Lift Gas (in MCF) redelivered to Shipper at the Gas Lift Delivery Points during such Month and the volume of Gas (in Mcf) redelivered to or for Shipper’s account at an Upstream Delivery Point during such Month, multiplied by (B) $[***] (as may be increased in accordance with clause (d) of this Exhibit K, the “Processing Fee”); and

(iv) The product of (A) the aggregate volume of Gas (in MCF) delivered by Gatherer to Shipper or for Shipper’s account at each Gas Lift Delivery Point during such Month multiplied by (B) $[***] (as may be increased in accordance with clause (d) of this Exhibit K, the “Gas Lift Fee”).

(b) The Parties agree and acknowledge that the initial design of the Facilities provides for the System Compressor Stations to utilize Gas-fueled compression equipment, rather than electric compression equipment, and that Shipper will be allocated its pro rata share of Fuel for the System Compressor Stations as provided in Section 6.3 and Section 6.4 of the Agreement. As a result, Shipper will not be initially responsible for payment or allocation of any electricity charges incurred by Gatherer. If Gatherer elects to utilize electric compression equipment to replace Gas-fueled compression equipment at the System Compressor Stations, Shipper shall be responsible for its pro rata share of the electricity used at System Compressor Stations based on the total quantity of Shipper’s Gas (in MCF) delivered at the Receipt Points during such Month utilizing such electric compression during such Month as a percentage of the total quantity of all Gas (in MCF) delivered into the Gathering System during such Month and utilizing such electric compression during such Month. The Parties acknowledge that Gatherer shall utilize some electric driven gas compression (i.e., process refrigeration and/or overhead tower compression, motors) in the operation of the Processing Plant and Shipper shall not be responsible for such costs.

Exhibit K – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(c) The “MAP Fee” shall mean $[***] per Mcf.

(d) The Fees shall escalate at a fixed annual percentage of [***]% beginning January 1st, [***]. Such adjustment shall be made effective upon the first Day of each Contract Year commencing in the Contract Year beginning in [***].

Exhibit K – Page 2

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

EXHIBIT L

GATHERER PROVISIONS

(a) For purposes of this Exhibit L, “Available Operational Capacity” shall mean the available operational processing capacity at the applicable Processing Plant (calculated in MMCF per Day), taking into account any reductions to such capacity for reasons of Force Majeure, maintenance, other equipment failures, curtailment by any Downstream Pipeline, or any other operational reason limiting capacity of the applicable Processing Plant. For purposes of this definition and the calculations set forth on this Exhibit L, the Available Operational Capacity of the Initial Plant shall never be more than 80 MMCF per Day.

(b) For purposes of determining the allocation of the Processing Fee collected by Gatherer under the Agreement, volumes of Gas processed at the Initial Plant and the Additional Processing Plant shall be allocated on a quarterly basis as follows:

(i) If the volumes of Gas on any Day physically processed at the Initial Plant are less than or equal to 80 MMCF per Day, then all volumes processed under the Agreement up to the Available Operational Capacity of the Initial Plant for such Day shall be allocated to the DevCo that owns the Initial Plant, and all volumes processed under the Agreement above the Available Operational Capacity of the Initial Plant for such Day shall be allocated to the DevCo that owns the Additional Processing Plant.

(ii) If the volumes of Gas on any Day physically processed at the Initial Plant exceed 80 MMCF per Day (such Day, an “Excess Day”), then all volumes physically processed at the Initial Plant on such Day shall be allocated to the DevCo that owns the Initial Plant, and all volumes physically processed at the Additional Processing Plant for such Day shall be allocated to the DevCo that owns the Additional Processing Plant; provided, however, that if during the applicable quarter, there were any Day(s) on which the volumes processed at the Initial Plant were less than the Available Operational Capacity of the Initial Plant such that the Available Operational Capacity of the Initial Plant on such Day(s) was not fully utilized for the volumes of Gas available on such Day(s) (the “Diverted Volumes”), then for purposes of the quarterly allocation, any volumes of Gas physically processed at the Initial Plant in excess of 80 MMCF per Day on any Excess Day in the applicable quarter will be credited as if such volumes were physically processed at the Additional Processing Plant up to an amount not to exceed the sum of the Diverted Volumes for the applicable quarter.

(c) OMS and MLP hereby agree that for purposes of allocating the operating and maintenance costs (including operating capital maintenance expenses) applicable to the Initial Plant and the Additional Processing Plant, all such costs shall be allocated on a quarterly basis among the DevCos owning the Initial Plant and the Additional Processing Plant on the same percentage basis as the volumes of Gas allocated to the DevCos for such month pursuant to clause (b) of this Exhibit L.

Exhibit L – Page 1

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN

REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION,

AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH BRACKETS AND THREE ASTERISKS [***]

(d) OMS and MLP hereby agree that the Fees received pursuant to the Agreement (other than the Processing Fee, the allocation of which is set forth above in this Exhibit L) shall be allocated on a quarterly basis to the applicable DevCo or DevCos whose assets were utilized in the performance of the Services.

(e) OMS and MLP hereby further agree that, except with respect to the operating and maintenance costs (including operating capital maintenance expenses) applicable to the Initial Plant and the Additional Processing Plant as set forth in clause (c) of this Exhibit L, each DevCo whose assets were utilized in the performance of the Services shall be allocated on a quarterly basis the actual costs incurred to operate and maintain, or reasonably allocable to the operation and maintenance of, (in each case, including capital maintenance expenses) the assets owned by such DevCo.

Exhibit L – Page 2